Exhibit 99.4

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission with a request for confidential treatment pursuant to Rule 24b-2.  The location of an omitted portion is indicated by a set of asterisks within brackets (“[***]”).

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is dated as of May 21, 2009 and entered into by and among HEXCEL CORPORATION, a Delaware corporation (“Company”), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Company (each of such undersigned Subsidiaries being a “Subsidiary Grantor” and collectively “Subsidiary Grantors”), and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 21 hereof (each of Company, each Subsidiary Grantor, and each Additional Grantor being a “Grantor” and collectively the “Grantors”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent for and representative of (in such capacity herein called “Secured Party”) the Beneficiaries (as hereinafter defined).

PRELIMINARY STATEMENTS

A.            Pursuant to the Credit Agreement dated as of May 21, 2009 (said Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”; all capitalized terms used herein (including the preamble and preliminary statements hereto) and not otherwise defined in Section 31 or elsewhere herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC), by and among Company, the financial institutions from time to time party thereto as Lenders, Banc of America Securities LLC, as syndication agent for Lenders, as a joint book manager and as a joint lead arranger, Deutsche Bank Securities Inc., as a joint book manager and as a joint lead arranger, HSBC Bank USA, National Association, as a documentation agent, RBS Citizens, N.A., as a documentation agent, Toronto Dominion (New York) LLC, as a documentation agent, and Deutsche Bank Trust Company Americas, as administrative agent for Lenders (in such capacity, “Administrative Agent”), Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

B.            Company or a Subsidiary of Company may from time to time enter, or may from time to time have entered, into one or more Lender Swap Agreements with one or more Swap Counterparties in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company or such Subsidiary of Company under the Lender Swap Agreements, including, without limitation, the obligation of Company or such Subsidiary of Company to make payments thereunder in the event of early termination thereof, together with all obligations of Company under the Credit Agreement and the other Loan Documents, be secured hereunder.

C.            Subsidiary Grantors have executed and delivered the Subsidiary Guaranty, in favor of Secured Party for the benefit of Lenders and any Swap Counterparties, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and all obligations of Company and the applicable Subsidiaries of Company under the Lender Swap Agreements.

D.            It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

NOW, THEREFORE, in consideration of the agreements set forth herein and in the Credit Agreement and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Swap Counterparties to enter into the Lender Swap Agreements, each Grantor hereby agrees with Secured Party as follows:

SECTION 1.                 Grant of Security.

Each Grantor hereby grants to Secured Party a continuing security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under all of personal property of such Grantor, in each case whether now owned or hereafter acquired or arising and wherever located, including the following (all of which being hereinafter collectively referred to as the “Collateral”):

(a)           all Accounts;

(b)           all Chattel Paper;

(c)           all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

(d)           all Documents;

(e)           all General Intangibles, including all Intellectual Property Collateral, Payment Intangibles and Software;

(f)            all Goods, including Inventory, Equipment and Fixtures;

(g)           all Instruments;

(h)           all Investment Property;

(i)            all Letter-of-Credit Rights and other Supporting Obligations;

(j)            all Records;

(k)           all Commercial Tort Claims, including those set forth on Schedule 1 annexed hereto; and

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(l)            all Proceeds and Accessions with respect to any of the foregoing Collateral.

Each category of Collateral set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC).

Notwithstanding the foregoing, the Collateral shall not include and no Grantor shall be deemed to have granted a security interest in: (i) any Equity Interest in a Foreign Subsidiary that is not a first-tier Material Foreign Subsidiary, (ii) more than 65% of the Capital Stock of any Domestic Foreign Holding Company or first-tier Foreign Corporation, (iii) any applications for trademarks or service marks filed in the United States Patent and Trademark Office pursuant to 15 U.S.C. § 1051 Section 1(b) unless and until evidence of use of the mark in interstate commerce is submitted to and accepted by the United States Patent and Trademark Office pursuant to 15 U.S.C. §1051 Section 1(c) or Section 1(d), at which point such trademark or service mark application shall be considered automatically included in the Collateral (and in the Intellectual Property Collateral), or (iv) any of such Grantor’s rights or interests in or under, any Restricted Patent or any lease, license, contract, permit, Instrument, Security, agreement or franchise to which such Grantor is a party or any of its rights or interests thereunder if and for so long as, and to the extent that, the grant of such security interest would constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (B) a breach or termination pursuant to the terms of, or a default under, such lease, license, contract, permit, Instrument, Security, agreement or franchise (including, without limitation, relating to any of the Restricted Patents) (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or under any other applicable law (including the Bankruptcy Code) or principles of equity); provided however, that, with respect to the foregoing clause (iv), the security interest shall attach immediately (and such Restricted Patent shall constitute Collateral and Intellectual Property Collateral hereunder) at such time as the condition causing such abandonment, invalidation, or unenforceability shall be remedied or shall cease to exist and, to the extent severable, shall attach immediately to any portion of any such lease, license, contract, permit, Instrument, Security, agreement or franchise that does not result in any of the consequences set forth in subsection (A) or (B) above.

SECTION 2.                 Security for Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor. “Secured Obligations” means:

(a)           with respect to Company, all obligations of every nature of Company now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and any Lender Swap Agreement; and

(b)           with respect to each Subsidiary Grantor and Additional Grantor, all obligations of every nature of such Subsidiary Grantor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty;

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in each case together with all extensions or renewals thereof, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Swap Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Swap Counterparty as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement (including, without limitation, interest and other amounts that, but for the filing of a petition in bankruptcy with respect to Company or any other Grantor, would have accrued on any such obligations, whether or not a claim is allowed against Company or such Grantor for such amounts in the related bankruptcy proceeding).

SECTION 3.                 Grantors Remain Liable.

Anything contained herein to the contrary notwithstanding, (a) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts, licenses and agreements included in the Collateral, and (b) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of or arising out of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4.                 Representations and Warranties.

Each Grantor represents and warrants as follows:

(a)           Ownership of Collateral.  Except as expressly permitted by the Credit Agreement, such Grantor owns its interests in the Collateral free and clear of any Lien and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, including any IP Filing Office.

(b)           Perfection.  The security interests in the Collateral granted to Secured Party for the ratable benefit of Lenders and Swap Counterparties hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations.  Upon (i) the filing of UCC financing statements naming each Grantor as “debtor”, naming Secured Party as “secured party” and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 2 annexed hereto, (ii) in the case of the Securities Collateral consisting of certificated Securities or evidenced by Instruments, in addition to filing of such UCC financing statements, delivery of the certificates representing such certificated Securities and delivery of such Instruments to Secured Party (and in the case of Securities Collateral issued by a foreign issuer, any actions required under foreign law to perfect a security interest in such Securities Collateral), in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of the Intellectual Property Collateral, in addition to the filing of such UCC financing statements, the recordation of a Grant with the applicable IP Filing Office (and the taking of any actions required to perfect or make effective

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the security interest of the Secured Party in Intellectual Property Collateral created under the laws of jurisdictions outside the United States and the making of subsequent recordations in the IP Filing Offices with respect to Intellectual Property Collateral acquired after the date hereof and with respect to the Restricted Patents, if and when such Patents are no longer Restricted Patents), (iv) in the case of Equipment that is covered by a certificate of title, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title, and (v), in the case of any Deposit Account and any Investment Property constituting a Security Entitlement, Securities Account, Commodity Contract or Commodity Account, the execution and delivery to Secured Party of an agreement providing for control by Secured Party thereof, the security interests in the Collateral (other than Collateral subject to the Mortgages or receivables subject to the Federal Assignment of Claims Act) granted to Secured Party for the ratable benefit of Lenders and Swap Counterparties will constitute perfected security interests therein prior to all other Liens (except for Permitted Encumbrances and Liens permitted by subsection 7.2A of the Credit Agreement), and, subject to the filings and other actions set forth in subsection (iii) above, all filings and other actions necessary to perfect such security interests have been duly made or taken.

(c)           Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory.  Such Grantor’s name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization, principal place of business, chief executive office, office where such Grantor keeps its Records regarding the Accounts, Intellectual Property and originals of Chattel Paper, and organization number provided by the applicable Government Authority of the jurisdiction of organization are set forth on Schedule 3 annexed hereto.  All of the Equipment and Inventory of such Grantor located in the United States is located at the places set forth on Schedule 4 annexed hereto, except for (x) Inventory which, in the ordinary course of business, is in transit either (i) from a supplier to a Grantor, (ii) between the locations set forth on Schedule 4 annexed hereto, or (iii) to customers of a Grantor or (y) Equipment and Inventory located elsewhere which has an aggregate value at any one time not in excess of $2,000,000.

(d)           Names.  No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the five year period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed on the signature pages hereof, except the names set forth on Schedule 5 annexed hereto.

(e)           Delivery of Certain Collateral.  All certificates or Instruments (excluding checks) evidencing, comprising or representing the Collateral and required to be delivered to the Secured Party pursuant to the terms hereof, the Credit Agreement or any other Collateral Document have been delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

(f)            Securities Collateral.  Schedule 6 annexed hereto sets forth all of the Pledged Equity owned by each Grantor, and the percentage ownership in each issuer thereof; and Schedule 7 annexed hereto sets forth all of the Pledged Debt owned by such Grantor.

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(g)           Intellectual Property Collateral.  A true and complete list of all U.S. Trademark Registrations and applications for any U.S. Trademark owned by such Grantor, in whole or in part, is set forth on Schedule 8 annexed hereto; a true and complete list of all U.S. Patents owned by such Grantor, in whole or in part, is set forth on Schedule 9 annexed hereto; a true and complete list of all U.S. Copyright Registrations and applications for U.S. Copyright Registrations owned by such Grantor, in whole or in part, is set forth on Schedule 10 annexed hereto; and such Grantor is not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable.

(h)           Deposit Accounts, Securities Accounts, Commodity Accounts.  Schedule 11 annexed hereto lists all Deposit Accounts, Securities Accounts and Commodity Accounts owned by each Grantor, and indicates the institution or intermediary at which the account is held and the account number.

(i)            Chattel Paper.  Such Grantor has no interest in any item of Chattel Paper having a face value in excess of $500,000, except as set forth in Schedule 12 annexed hereto.

(j)            Letter-of-Credit Rights.  Such Grantor has no interest in any Letter-of-Credit Rights having a face value in excess of $1,000,000 in any case, except as set forth on Schedule 13 annexed hereto.

The representations and warranties as to the information set forth in Schedules referred to herein are made as to each Grantor (other than Additional Grantors) as of the date hereof and as to each Additional Grantor as of the date of the applicable Counterpart, except that, in the case of a Pledge Supplement, IP Supplement or notice delivered pursuant to Section 5(d) hereof, such representations and warranties are made as of the date of such supplement or notice.

SECTION 5.                 Further Assurances.

(a)           Generally.  Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that Secured Party may reasonably request, in order to perfect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, each Grantor will: (i) upon the occurrence and during the continuation of a Potential Event of Default or an Event of Default, notify Secured Party in writing of receipt by such Grantor of any interest in Chattel Paper having in any individual case a face value in excess of $500,000 and, at the request of Secured Party, mark conspicuously each item of Chattel Paper and each of its records pertaining to the Collateral, with a legend, in form and substance reasonably satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) deliver to Secured Party all promissory notes and other Instruments having in any individual case a face value in excess of $500,000 and all original counterparts of Chattel Paper having in any individual case a face value in excess of $500,000, each duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Secured Party, (iii) (A) execute (if necessary) and file such financing or continuation

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statements, or amendments thereto, (B) execute and deliver, and cause to be executed and delivered, agreements establishing that Secured Party has control of Deposit Accounts and Securities Accounts of such Grantor (to the extent required to comply with subsection 6.11 of the Credit Agreement), and (C) upon the occurrence and during the continuation of a Potential Event of Default or an Event of Default, deliver such documents, instruments, notices, records and consents, and take such other actions, in each case requested by the Secured Party, necessary to establish that Secured Party has control over electronic Chattel Paper and Letter-of-Credit Rights of such Grantor having in any individual case a face value in excess of $500,000 with respect to Chattel Paper and $1,000,000 with respect to Letter-of-Credit Rights, (iv) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, in each case as Secured Party may reasonably request, all in reasonable detail, and (v) at Secured Party’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or Secured Party’s security interest in all or any material part of the Collateral.  Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” or “all personal property of the debtor now owned or hereafter acquired” of such Grantor) without the signature of any Grantor.

(b)           Securities Collateral.  Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that (i) all certificates or Instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to Secured Party and (ii) it will, within thirty (30) days after the end of each calendar quarter, deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in respect of any additional Equity Interests or Indebtedness constituting Securities Collateral that were acquired during such calendar quarter; provided, that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Securities Collateral shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.  Upon each such acquisition, the representations and warranties contained in Section 4(f) hereof shall be deemed to have been made by such Grantor as to such Securities Collateral, whether or not such Pledge Supplement is delivered.

(c)           Intellectual Property Collateral.  Within thirty (30) days after the end of each calendar quarter, each Grantor shall notify Secured Party in writing of any applications or registrations for Patents, Trademarks or Copyrights filed in or issued by the United States Patent and Trademark Office or the United States Copyright Office, respectively, since the last notification to Secured Party, and each Grantor owning such application or registration of Intellectual Property Collateral shall execute and deliver to Secured Party an IP Supplement with respect thereto for recordation in the applicable IP Filing Office; provided, the failure of any Grantor to execute an IP Supplement for recordation with respect to any additional Intellectual Property Collateral shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.  Upon delivery to Secured Party of an IP Supplement, Schedules 8, 9 and 10 annexed hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include a reference to any

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right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral set forth on Schedule A to such IP Supplement.  Upon each such acquisition, the representations and warranties contained in Section 4(g) hereof shall be deemed to have been made by such Grantor as to such Intellectual Property Collateral, whether or not such IP Supplement is delivered, subject to any exceptions made in the related IP Supplement actually delivered.

(d)           Commercial Tort Claims.  Grantors have no Commercial Tort Claims as of the date hereof, except as set forth on Schedule 1 annexed hereto.  In the event that a Grantor shall at any time after the date hereof have any material Commercial Tort Claims, such Grantor shall promptly notify Secured Party thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claim and (ii) constitute an amendment to this Agreement by which such Commercial Tort Claim shall constitute part of the Collateral.

SECTION 6.                 Certain Covenants of Grantors.

Each Grantor shall give Secured Party at least 20 days’ prior written notice of (i) any change in such Grantor’s name, type of organization, principal place of business or chief executive office or organizational number and (ii) any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor.

SECTION 7.                 Special Covenants With Respect to Equipment and Inventory.

Each Grantor shall:

(a)           upon the occurrence and during the continuation of an Event of Default, if any Inventory located in the United States is in possession or control of any of such Grantor’s agents or processors and the aggregate book value of all such Inventory exceeds $1,000,000, instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party; and

(b)           if any Inventory located in the United States is located on premises leased by such Grantor and the Inventory at such location has an aggregate book value in excess of $1,000,000, use its commercially reasonable efforts to deliver to Secured Party a fully executed landlord waiver or access agreement, in form and substance reasonably satisfactory to Secured Party; and

(c)           upon the occurrence and during the continuation of an Event of Default, deliver to Secured Party any negotiable Document issued to such Grantor in respect of Inventory or Equipment located in the United States.

SECTION 8.                 Special Covenants with respect to Accounts.

(a)           Each Grantor shall maintain Records of its Accounts and all documentation relating thereto in accordance with sound business practices.

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(b)           Each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Secured Party’s direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, (ii) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party, (iii) enforce collection of any such Accounts at the expense of Grantors, and (iv) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (A) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (B) such Grantor shall not, without the written consent of Secured Party, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 9.                 Special Covenants With Respect to the Securities Collateral.

(a)           Form of Securities Collateral.  Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations.  If any Securities Collateral is not a Security pursuant to Section 8-103 of the UCC, no Grantor shall take any action that, under such Section, converts such Securities Collateral into a Security without causing the issuer thereof to issue to it certificates or instruments evidencing such Securities Collateral, which it shall promptly deliver to Secured Party as provided in this Section 9(a).

(b)           Covenants.  Each Grantor shall (i) upon the occurrence and during the continuance of an Event of Default, promptly deliver to Secured Party all written notices received by it with respect to the Securities Collateral; (ii) at its expense (A) perform and comply in all material respects with all terms and provisions of any material agreement related to the Securities Collateral required to be performed or complied with by it, (B) maintain all such material agreements in full force and effect and (C) enforce all such material agreements in accordance with their terms except to the extent that the failure to do so could not reasonably be expected to adversely affect Secured Party’s right in or the value of such Securities Collateral taken as a whole; and (iii) promptly execute and deliver to Secured Party an agreement providing for control by Secured Party of all Deposit Accounts and Securities Accounts of such Grantor, in each case to the extent required to comply with subsection 6.11 of the Credit Agreement.

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(c)           Voting and Distributions.  So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the Credit Agreement; and (ii) each Grantor shall be entitled to receive and retain any and all dividends, other distributions, principal and interest paid in respect of the Securities Collateral.

Upon the occurrence and during the continuation of an Event of Default, (x) upon written notice from Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights, (y) except as otherwise specified in the Credit Agreement, all rights of such Grantor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions, principal and interest payments, and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (y) above shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsements).

In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which such Grantor would be entitled (including giving or withholding written consents, calling special meetings and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof), upon the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations (other than Unasserted Obligations), the cure of such Event of Default or the waiver thereof as evidenced by a writing executed by Secured Party.

SECTION 10.               Special Covenants With Respect to the Intellectual Property Collateral.

(a)           Each Grantor shall:

(i)            take any and all reasonable steps to protect the secrecy of all material trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where

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appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

(ii)           use proper statutory notice in connection with its use of any of the material Intellectual Property Collateral to prevent loss of legal protection for such Intellectual Property Collateral; and

(iii)          use a commercially appropriate standard of quality (which may be consistent with such Grantor’s past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks.

(b)           Each Grantor shall have the duty to diligently prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application for registration relating to any of the Intellectual Property Collateral owned by such Grantor and set forth on Schedules 8, 9 or 10 annexed hereto, as applicable, that is pending as of the date of this Agreement, (ii) any application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral (except for inventions of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek a Patent on), and (iii) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all other acts which are necessary or desirable in Grantor’s reasonable commercial judgment to preserve and maintain all rights in all Intellectual Property Collateral that is material to such Grantor’s business.  Any expenses incurred in connection therewith shall be borne solely by Grantors.  Subject to the foregoing, each Grantor shall give Secured Party prior written notice of any abandonment of any Intellectual Property Collateral that is material to such Grantor’s business.

(c)           Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other violation, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral.  Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in an IP Filing Office or any federal, state, local or foreign court) regarding such Grantor’s ownership, right to use, or interest in any material Intellectual Property Collateral (other than non-final “office actions” in connection with the prosecution of applications).  Each Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

(d)           In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuance of an Event of Default, hereby grants to Secured Party the nonexclusive right and license to use all Intellectual Property Collateral owned or, to the extent that Grantor is lawfully able to grant such license, used by such Grantor, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral, such license, with respect to the Trademarks, being subject to the user’s agreement to maintain standards of quality

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in connection with the goods and services sold under such Trademarks sufficient to maintain the validity of such Trademarks.  This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise.  Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

SECTION 11.               Collateral Account.

(a)           Secured Party is hereby authorized to establish and maintain as a blocked account under the sole dominion and control of Secured Party, a restricted Deposit Account designated as “Hexcel Corporation Collateral Account”.  All amounts at any time held in the Collateral Account shall be beneficially owned by Grantors but shall be held in the name of Secured Party hereunder, for the benefit of Beneficiaries, as collateral security for the Secured Obligations upon the terms and conditions set forth herein.  Grantors shall have no right to withdraw, transfer or, except as expressly set forth herein or in the Credit Agreement, otherwise receive any funds deposited into the Collateral Account.  Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or Government Authority, as may now or hereafter be in effect.  All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of Secured Party.  Each Grantor shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit.  Cash held by Secured Party in the Collateral Account shall not be invested by Secured Party but instead shall be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement or in the Credit Agreement.  To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account shall bear interest at the standard rate paid by Secured Party to its customers for deposits of like amounts and terms.  Subject to Secured Party’s rights hereunder, any interest earned on deposits of cash in the Collateral Account shall be deposited directly in, and held in, the Collateral Account.

(b)           In the event that Company is required to cash collateralize any Letter of Credit or Letters of Credit pursuant to the Credit Agreement, other than pursuant to Section 8 of the Credit Agreement, in which case the provisions of Section 15(c) of this Agreement shall apply, subject to the provisions of the Credit Agreement, such cash collateral shall be retained by Secured Party until such time as such Letter of Credit or Letters of Credit shall have expired or been surrendered and any drawings under such Letter of Credit or Letters of Credit paid in full, whether by reason of application of funds in the Collateral Account or otherwise.  Secured Party is authorized to apply any amount in the Collateral Account to pay any drawing on a Letter of Credit.  Subject to the provisions of Section 15(c) of this Agreement and the Credit Agreement, if any such cash collateral is no longer required to be retained in the Collateral Account, it shall be paid by Secured Party to Company or at Company’s direction.

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SECTION 12.               Secured Party Appointed Attorney-in-Fact.

Each Grantor hereby irrevocably appoints Secured Party as such Grantor’s attorney-in-fact (such appointment being coupled with an interest), with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party’s reasonable discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)           upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to the Credit Agreement;

(b)           upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)           upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

(d)           upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Secured Party with respect to any of the Collateral;

(e)           to pay or discharge Taxes or Liens (other than Taxes not required to be discharged pursuant to the Credit Agreement and Liens permitted under this Agreement or the Credit Agreement, including, in each case, pursuant to subsection 6.3A of the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

(f)            upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

(g)           upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and Grantors’ expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

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SECTION 13.               Secured Party May Perform.

If any Grantor fails to perform any agreement contained herein and such failure is not remedied to the satisfaction of Secured Party within 15 days after being notified thereof, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 18(b).

SECTION 14.               Standard of Care.

The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 15.               Remedies.

(a)           Generally.  If any Event of Default shall have occurred and be continuing, Secured Party may, subject to Section 20 hereof, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) to the extent permitted by applicable law, enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) to the extent permitted by applicable law, take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Secured Party or any Lender and provide instructions directing the disposition of funds in Deposit Accounts not maintained with Secured Party or any Lender and (vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of Secured Party or any of its nominees any or all of the Securities Collateral.  Secured Party or any Lender or Swap Counterparty may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for

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and representative of Lenders and Swap Counterparties (but not any Lender or Swap Counterparty in its individual capacity unless Requisite Obligees shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 15 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 15 shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that (i) no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities, or (ii) that the Secured Obligations (other than Unasserted Obligations) have been paid in full.

(b)           Securities Collateral.  Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that Secured Party shall have no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.  If Secured Party determines to exercise its right to sell any or all of the Securities Collateral during the continuance of an Event of Default, upon written

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request, each Grantor shall and shall cause each issuer of any Securities Collateral to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the amount of Securities Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(c)           Collateral Account.  If an Event of Default has occurred and is continuing, any amounts on deposit in the Collateral Account, except for funds then on deposit or thereafter deposited in the Collateral Account for the purposes described in the next sentence, shall be held by Secured Party and applied as Obligations become due or, if applicable, pursuant to subsection 2.4D of the Credit Agreement.  If, in accordance with Section 8 of the Credit Agreement, Company is required to pay to Secured Party an amount (the “Aggregate Available Amount”) equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding under the Credit Agreement, Company shall deliver funds in such an amount for deposit in the Collateral Account.  With respect to any such funds on deposit in the Collateral Account, (i) upon any drawing under any outstanding Letter of Credit, Secured Party shall apply any amount in the Collateral Account to reimburse the Issuing Lender for the amount of such drawing and (ii) in the event of cancellation or expiration of any Letter of Credit, or in the event of any reduction in the maximum available amount under any Letter of Credit, Secured Party shall apply the amount then on deposit in the Collateral Account in excess of the Aggregate Available Amount (calculated giving effect to such cancellation, expiration or reduction) as provided in Section 17.

SECTION 16.               Additional Remedies for Intellectual Property Collateral.

(a)           Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in subsections 10.2 and 10.3 of the Credit Agreement and Section 18 hereof, as applicable, in connection with the exercise of its rights under this Section 16, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section 16, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in commencing or maintaining any action, suit or proceeding or other action against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; and (iii) within five Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or

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in connection with the Trademarks, such persons to be available to perform their prior functions on Secured Party’s behalf and to be compensated by Secured Party at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

(b)           If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party’s security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect.

SECTION 17.               Application of Proceeds.

Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

SECTION 18.               Indemnity and Expenses.

(a)           Grantors jointly and severally agree to indemnify Secured Party, each Lender and each Swap Counterparty from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from Secured Party’s or such Lender’s or Swap Counterparty’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, in accordance with subsection 10.3 of the Credit Agreement, the terms of which are incorporated herein, mutatis mutandis.

(b)           Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses in accordance with subsection 10.2 of the Credit Agreement.

(c)           The obligations of Grantors in this Section 18 shall (i) survive the termination of this Agreement and the discharge of Grantors’ other obligations under this Agreement, the Lender Swap Agreements, the Credit Agreement and the other Loan Documents and (ii), as to any Grantor that is a party to a Subsidiary Guaranty, be subject to the provisions of Section 1(b) thereof.

SECTION 19.               Continuing Security Interest; Transfer of Loans; Termination and Release.

(a)           Subject to the provisions of subsection 10.1 of the Credit Agreement, (i)

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any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise and (ii) any Swap Counterparty may assign or otherwise transfer any Lender Swap Agreement to which it is a party to any other Person in accordance with the terms of such Lender Swap Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Swap Counterparties herein or otherwise.

(b)           Upon the latest of (i) payment in full in cash of the Secured Obligations (other than in respect of any and all Unasserted Obligations) then owing to the Secured Party or any other Person (including, without limitation, any Lender or Swap Counterparty), (ii) the Revolving Loan Commitment Termination Date, to the extent that there exists Revolving Loan Exposure, (iii) the Tranche B Term Loan Maturity Date, to the extent that there exists Term Loan Exposure, (iv) the termination or expiration of all Letters of Credit, and (v) the cancellation or termination of all Commitments, this Agreement and the pledge and security interest granted hereby shall immediately and automatically terminate and all rights to the Collateral shall revert to the applicable Grantor, in each case without any further action by the Secured Party or any other Person (including, without limitation, any Lender or Swap Counterparty).

(c)           While the Credit Agreement is in effect, upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents, the pledge and security interest granted hereby in such Collateral shall immediately and automatically terminate, and all rights to such Collateral shall revert to the applicable Grantor, in each case without any further action by the Secured Party or any other Person (including, without limitation, any Lender or Swap Counterparty).

(d)           While the Credit Agreement is in effect, if (A) all or a majority of the stock of a Grantor or any of its successors in interest under this Agreement shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms of the Loan Documents, or (B) a Grantor shall liquidate or dissolve in accordance with the terms of the Loan Documents, then, in each case, the obligations of such Grantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by the Secured Party or any other Person (including any Lender or Swap Counterparty) effective as of the time of such sale, merger, liquidation or dissolution.

(e)           Upon any termination of this Agreement or the security interest with respect to any Collateral hereunder or any discharge and release of a Grantor’s obligations hereunder, in each case as described in subsections (b), (c) and (d) of this Section 19, the Secured Party will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, discharge or release.

SECTION 20.               Secured Party as Agent.

(a)           Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Swap Counterparties.  Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action

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(including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 15 hereof in accordance with the instructions of Requisite Obligees.  In furtherance of the foregoing provisions of this Section 20(a), each Swap Counterparty, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Swap Counterparty that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Swap Counterparties in accordance with the terms of this Section 20(a).

(b)           Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement.  Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement.  Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement.  After any retiring Administrative Agent’s resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

(c)           Secured Party shall not be deemed to have any duty whatsoever with respect to any Swap Counterparty until it shall have received written notice in form and substance satisfactory to Secured Party from a Grantor or the Swap Counterparty as to the existence and terms of the applicable Lender Swap Agreement.

SECTION 21.               Additional Grantors.

The initial Grantors hereunder shall be Company and such of the Subsidiaries of Company as are signatories hereto on the date hereof.  From time to time subsequent to the date hereof, additional Subsidiaries of Company may become Additional Grantors, by executing a Counterpart.  Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Secured Party not to cause any Subsidiary of Company to become an Additional Grantor hereunder.  This Agreement shall be

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fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 22.               Amendments; Etc.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 21 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 23.               Notices.

Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile in complete and legible form, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received.  For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement or, in the case of Secured Party, as set forth under Secured Party’s name on the signature page hereof, and, in the case of each Grantor, as set forth under such Grantor’s name on the signature page hereof or on Schedule A hereto, as applicable, or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 24.               Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 25.               Severability.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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SECTION 26.                                             Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 27.                                             Governing Law; Rules of Construction.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.  The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 28.                                             Consent to Jurisdiction and Service of Process.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR OR SECURED PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK.  BY EXECUTING AND DELIVERING THIS AGREEMENT (OR ACCEPTING THE BENEFITS HEREOF), EACH GRANTOR AND SECURED PARTY, EACH FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO IT AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 23 HEREOF; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER IT IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT ANY GRANTOR OR SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR OR SECURED PARTY IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 28 RELATING TO JURISDICTION AND VENUE

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SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 29.                                             Waiver of Jury Trial.

EACH GRANTOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH GRANTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR GRANTORS AND SECURED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT GRANTORS AND SECURED PARTY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH GRANTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 29 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 30.                                             Counterparts.

This Agreement and any amendments, waivers, consent or supplements hereto or in connection herewith may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered, including by facsimile, shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 31.                                             Definitions.

(a)           Each capitalized term utilized in this Agreement that is not defined in the Credit Agreement or in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in Articles 1, 8 or 9 of the UCC.

22

(b)           In addition, the following terms used in this Agreement shall have the following meanings:

“Additional Grantor” means a Subsidiary of Company that becomes a party hereto after the date hereof as an additional Grantor by executing a Counterpart.

“Aggregate Available Amount” has the meaning set forth in Section 15(c) hereof.

“Beneficiary” means Administrative Agent, each Lender and each Swap Counterparty.

“Collateral” has the meaning set forth in Section 1 hereof.

“Collateral Account” means the “Hexcel Corporation Collateral Account” established pursuant to Section 11.

“Copyright Registrations” means all copyright registrations issued to any Grantor and applications for copyright registration that have been or may hereafter be issued to or applied for thereon by any Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the United States registrations set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Copyright Rights” means all common law and other rights of any Grantor in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), the right (but not the obligation) to renew and extend Copyright Registrations and any such rights and to register works protectable by copyright and the right (but not the obligation) to sue for past, present and future infringements of the Copyrights and any such rights.

“Copyrights” means copyrights of any Grantor in various published and unpublished works of authorship including, without limitation and, to the extent copyrightable, computer programs, computer data bases, other computer software layouts, drawings, designs, writings, and formulas (including, without limitation, the United States registered works and applications for registration set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Counterpart” means a counterpart to this Agreement substantially in the form of Exhibit VI hereto entered into by a Subsidiary of Company pursuant to Section 21 hereof.

“Credit Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Domestic Foreign Holding Company” has the meaning set forth in the Credit Agreement.

“Equity Interests” means all shares of stock, partnership interests, interests in Joint Ventures, limited liability company interests and all other equity interests in a Person, whether

23

such stock or interests are classified as Investment Property or General Intangibles under the UCC.

“Event of Default” means any Event of Default as defined in the Credit Agreement or, after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments, the occurrence of an Early Termination Date (as defined in a Master Agreement in the form prepared by the International Swap and Derivatives Association, Inc. or a similar event under any similar swap agreement) under any Lender Swap Agreement.

“Foreign Corporation” has the meaning set forth in the Credit Agreement.

“Foreign Subsidiary” has the meaning set forth in the Credit Agreement.

“Grant” means a Grant of Trademark Security Interest, substantially in the form of Exhibit I annexed hereto, and a Grant of Patent Security Interest, substantially in the form of Exhibit II annexed hereto, and a Grant of Copyright Security Interest, substantially in the form of Exhibit III annexed hereto.

“Intellectual Property Collateral” means, with respect to any Grantor all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all

(a)           Copyrights, Copyright Registrations and Copyright Rights, and all renewals and extensions thereof, throughout the world;

(b)           Patents;

(c)           Trademarks, Trademark Registrations, the Trademark Rights and goodwill of such Grantor’s business connected with and symbolized by the Trademarks;

(d)           all trade secrets, trade secret rights, including, but not limited to, trade secrets in know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information; and

(e)           all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits).

“IP Supplement” means an IP Supplement, substantially in the form of Exhibit V annexed hereto.

“Lender Swap Agreement” means an Interest Rate Agreement, Currency Agreement or other swap agreement between Company or a Subsidiary of Company and a Swap Counterparty.

“Patents” means all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by a Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently,

24

or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the United States patents and United States patent applications set forth on Schedule 9 annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

“Pledged Debt” means the Indebtedness from time to time owed to a Grantor, including the Indebtedness set forth on Schedule 7 annexed hereto and issued by the obligors named therein, the Instruments and certificates evidencing such Indebtedness and all interest, cash or other property received, receivable or otherwise distributed in respect of or exchanged therefor; provided that Indebtedness owing to a Grantor by a Person that is not a Grantor and which has a stated principal amount of less than $1,000,000 shall not constitute Pledged Debt hereunder.

“Pledged Equity” means all Equity Interests issued by Material Subsidiaries of Company now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 6 annexed hereto, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor; provided that Equity Interests described in clauses (i) and (ii) of the final paragraph of Section 1 hereof shall not constitute Pledged Equity.

“Pledge Supplement” means a Pledge Supplement, in substantially the form of Exhibit IV annexed hereto, in respect of the additional Pledged Equity or Pledged Debt pledged pursuant to this Agreement.

“Requisite Obligees” means either (i) Requisite Lenders, or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents (other than Unasserted Obligations), the cancellation or expiration of all Letters of Credit and the termination of the Commitments, the holders of a majority of the aggregate amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under Lender Swap Agreements (including Lender Swap Agreements that have been terminated).

“Restricted Patents” means the Patents set forth on Schedule 14 annexed hereto.

“Secured Obligations” has the meaning set forth in Section 2 hereof.

“Securities Collateral” means, with respect to any Grantor, the Pledged Equity and the Pledged Debt in which such Grantor has an interest.

“Security” has the meaning set forth in the UCC.

“Swap Counterparty” means a Person that enters into a swap agreement with Company or a Subsidiary and is a Lender or an Affiliate of a Lender at the time such agreement is entered into.

25

“Trademark Registrations” means all registrations for Trademarks that have been or may hereafter be issued or applied for by any Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the United States registrations and United States applications set forth on Schedule 8 annexed hereto).

“Trademark Rights” means all common law and other rights of any Grantor (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries.

“Trademarks” means all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by a Grantor, or hereafter adopted and used, in its business (including, without limitation, the United States trademarks specifically set forth on Schedule 8 annexed hereto).

“UCC” means the Uniform Commercial Code, as it exists on the date of this Agreement or as in effect from time to time, in the State of New York.

[Remainder of page intentionally left blank]

26

IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HEXCEL CORPORATION

By:	/s/ Wayne C. Pensky
Name: Wayne C. Pensky
Title: Senior Vice President and Chief Financial Officer

Notice Address:

Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901

HEXCEL REINFORCEMENTS HOLDING CORP.

By:	/s/ Wayne C. Pensky
Name: Wayne C. Pensky
Title: President and Treasurer

HEXCEL REINFORCEMENTS CORP.

By:	/s/ Wayne C. Pensky
Name: Wayne C. Pensky
Title: President

Notice Address:

c/o Hexcel Corporation
Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901

VI-1

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Administrative Agent and as Secured Party

By:	/s/ Omayra Laucella
	Name:	Omayra Laucella
	Title:	Vice President

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

Notice Address:

60 Wall Street
MS NYC60-4305
New York, NY 10005-2858
Attn: Omayra Laucella
Fax: (212) 797-5690

VI-2

EXHIBIT I TO

SECURITY AGREEMENT

[FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

GRANT OF TRADEMARK SECURITY INTEREST

This GRANT OF TRADEMARK SECURITY INTEREST, dated as of                     , 20     is entered into by [NAME OF GRANTOR], a                        corporation (“Grantor”), in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent for and representative of the Beneficiaries (in such capacity, “Secured Party”).

WHEREAS, Hexcel Corporation, a Delaware corporation (“Company”), has entered into a Credit Agreement dated as of May 21, 2009 (said Credit Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, “Lenders”), Banc of America Securities LLC, as syndication agent for Lenders, as a joint book manager and as a joint lead arranger, Deutsche Bank Securities Inc., as a joint book manager and as a joint lead arranger, HSBC Bank USA, National Association, as a documentation agent, RBS Citizens, N.A., as a documentation agent, Toronto Dominion (New York) LLC, as a documentation agent, and Secured Party, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

WHEREAS, Company or a Subsidiary of Company may from time to time enter, or may from time to time have entered, into one or more Lender Swap Agreements with one or more Swap Counterparties; and

[INSERT IF GRANTOR IS A SUBSIDIARY GUARANTOR] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of May 21, 2009 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of Secured Party for the benefit of Lenders and any Swap Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company or a Subsidiary of Company under the Lender Swap Agreements, including, without limitation, the obligation of Company or such Subsidiary to make payments thereunder in the event of early termination thereof (in each case, other than Unasserted Obligations (as defined in the Credit Agreement)); and]

WHEREAS, pursuant to the terms of a Security Agreement dated as of May 21, 2009 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Grantor, Secured Party and the other grantors named therein, Grantor has granted to Secured Party a continuing security interest and continuing lien on the Trademark Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing, whether now owned or hereafter acquired and wherever the same may be located (the “Trademark Collateral”):

(i)            all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks set forth on Schedule A annexed hereto) (collectively, the “Trademarks”), all registrations that have been or may hereafter be issued or applied for Trademarks in the United States and any state thereof and in foreign countries (including, without limitation, the United States registrations and United States applications set forth on Schedule A annexed hereto), all common law and other rights (but in no event any of the obligations) in and to Trademarks in the United States and any state thereof and in foreign countries, and all goodwill of Grantor’s business symbolized by the use of and connected with Trademarks; and

(ii)           all proceeds thereof, such as, by way of example and not by limitation, license royalties and proceeds of infringement suits.

Notwithstanding the foregoing, the Trademark Collateral shall not include and Grantor shall not be deemed to have granted a security interest in: (i) any applications for trademarks or service marks filed in the United States Patent and Trademark Office pursuant to 15 U.S.C. § 1051 Section 1(b) unless and until evidence of use of the mark in interstate commerce is submitted to and accepted by the United States Patent and Trademark Office pursuant to 15 U.S.C. §1051 Section 1(c) or Section 1(d), at which point such trademark or service mark application shall be considered automatically included in the Trademark Collateral, or (ii) any of Grantor’s rights or interests in or under, any lease, license, contract, permit, Instrument, Security, agreement or franchise to which Grantor is a party or any of its rights or interests thereunder if and for so long as and to the extent that the grant of such security interest would constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of Grantor therein or (B) a breach or termination pursuant to the terms of, or a default under, such lease, license, contract, permit, Instrument, Security, agreement or franchise (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or under any other applicable law (including the Bankruptcy Code) or principles of equity); provided however, that, with respect to the foregoing clause (ii), the security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, or unenforceability shall be remedied or shall cease to exist and, to the extent severable, shall attach immediately to any portion of any such lease, license, contract, permit, Instrument, Security, agreement or franchise that does not result in any of the consequences set forth in subsection (A) or (B) above.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

THIS GRANT OF TRADEMARK SECURITY INTEREST AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officers thereunto duly authorized as of the date hereof.

[NAME OF GRANTOR]

By:
Name:
Title:

SCHEDULE A
TO
GRANT OF TRADEMARK SECURITY INTEREST

Owner	Trademark	U.S. Registration or Appl. Number	U.S. Registration or Appl. Date

EXHIBIT II TO
SECURITY AGREEMENT

[FORM OF GRANT OF PATENT SECURITY INTEREST]

GRANT OF PATENT SECURITY INTEREST

This GRANT OF PATENT SECURITY INTEREST, dated as of                 , 20     is entered into by [NAME OF GRANTOR], a                        corporation (“Grantor”), in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent for and representative of the Beneficiaries (in such capacity, “Secured Party”).

WHEREAS, Hexcel Corporation, a Delaware corporation (“Company”), has entered into a Credit Agreement dated as of May 21, 2009 (said Credit Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, “Lenders”), Banc of America Securities LLC, as syndication agent for Lenders, as a joint book manager and as a joint lead arranger, Deutsche Bank Securities Inc., as a joint book manager and as a joint lead arranger, HSBC Bank USA, National Association, as a documentation agent, RBS Citizens, N.A., as a documentation agent, Toronto Dominion (New York) LLC, as a documentation agent, and Secured Party, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

WHEREAS, Company or a Subsidiary of Company may from time to time enter, or may from time to time have entered, into one or more Lender Swap Agreements (as defined in the Security Agreement) with one or more Swap Counterparties (as defined in the Security Agreement); and

[INSERT IF GRANTOR IS A SUBSIDIARY GUARANTOR] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of May 21, 2009 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of Secured Party for the benefit of Lenders and any Swap Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company or a Subsidiary of Company under the Credit Agreement and the other Loan Documents and all obligations of Company or such Subsidiary under the Lender Swap Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof (in each case, other than Unasserted Obligations (as defined in the Credit Agreement)); and]

WHEREAS, pursuant to the terms of a Security Agreement dated as of May 21, 2009 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Grantor, Secured Party and the other grantors named therein, Grantor has granted to Secured Party a continuing security interest and continuing lien on the Patent Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing, whether now owned or hereafter acquired, and wherever the same may be located (the “Patent Collateral”):

(i)            all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by Grantor in whole or in part (including, without limitation, the U.S. patents and U.S. patent applications set forth on Schedule A annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof; and

(ii)           all proceeds thereof, such as, by way of example and not by limitation, license royalties and proceeds of infringement suits.

Notwithstanding the foregoing, the Patent Collateral shall not include and Grantor shall not be deemed to have granted a security interest in any of Grantor’s rights or interests in or under, any Restricted Patent or any lease, license, contract, permit, Instrument, Security, agreement or franchise to which Grantor is a party or any of its rights or interests thereunder if and for so long as, and to the extent that, the grant of such security interest would constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of Grantor therein or (B) a breach or termination pursuant to the terms of, or a default under, such lease, license, contract, permit, Instrument, Security, agreement or franchise (including, without limitation, relating to any of the Restricted Patents) (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or under any other applicable law (including the Bankruptcy Code) or principles of equity); provided however, that the security interest shall attach immediately (and such Restricted Patent shall constitute Patent Collateral hereunder) at such time as the condition causing such abandonment, invalidation, or unenforceability shall be remedied or shall cease to exist and, to the extent severable, shall attach immediately to any portion of any such lease, license, contract, permit, Instrument, Security, agreement or franchise that does not result in any of the consequences set forth in subsection (A) or (B) above.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

THIS GRANT OF PATENT SECURITY INTEREST AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officers thereunto duly authorized as of the date hereof.

[NAME OF GRANTOR]

By:
Name:
Title:

SCHEDULE A
TO
GRANT OF PATENT SECURITY INTEREST

U.S. Patents Issued:

Owner	Patent No.	Issue Date

U.S. Patents Pending:

Owner	Application Number	Date Filed

EXHIBIT III TO

SECURITY AGREEMENT

[FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

GRANT OF COPYRIGHT SECURITY INTEREST

This GRANT OF COPYRIGHT SECURITY INTEREST, dated as of                 , 20     is entered into by [NAME OF GRANTOR], a                        corporation (“Grantor”), in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent for and representative of the Beneficiaries (in such capacity, “Secured Party”).

WHEREAS, Hexcel Corporation, a Delaware corporation (“Company”), has entered into a Credit Agreement dated as of May 21, 2009 (said Credit Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, “Lenders”), Banc of America Securities LLC, as syndication agent for Lenders, as a joint book manager and as a joint lead arranger, Deutsche Bank Securities Inc., as a joint book manager and as a joint lead arranger, HSBC Bank USA, National Association, as a documentation agent, RBS Citizens, N.A., as a documentation agent, Toronto Dominion (New York) LLC, as a documentation agent, and Secured Party, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

WHEREAS, Company or a Subsidiary of Company may from time to time enter, or may from time to time have entered, into one or more Lender Swap Agreements (as defined in the Security Agreement) with one or more Swap Counterparties (as defined in the Security Agreement); and

[INSERT IF GRANTOR IS A SUBSIDIARY GUARANTOR] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of May 21, 2009 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of Secured Party for the benefit of Lenders and any Swap Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company or a Subsidiary of Company under the Credit Agreement and the other Loan Documents and all obligations of Company or such Subsidiary under the Lender Swap Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof (in each case, other than Unasserted Obligations (as defined in the Credit Agreement)); and]

WHEREAS, pursuant to the terms of a Security Agreement dated as of May 21, 2009 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security

III-1

Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined)), among Grantor, Secured Party and the other grantors named therein, Grantor has granted to Secured Party a continuing security interest and continuing lien on the Copyright Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party, a security interest in all of Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing, whether now owned or hereafter acquired, and wherever the same may be located (the “Copyright Collateral”):

(i)                                     all copyright in various published and unpublished works of authorship including, without limitation, and to the extent copyrightable computer programs, computer data bases, other computer software layouts, drawings, designs, writings, and formulas (including, without limitation, the works which are the subject of the registrations set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyrights”), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for by Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the U.S. copyright registrations set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyright Registrations”), all common law and other rights of Grantor in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the “Copyright Rights”); and

(ii)                                  all proceeds thereof, such as, by way of example and not by limitation, license royalties and proceeds of infringement suits.

Notwithstanding the foregoing, the Copyright Collateral shall not include and Grantor shall not be deemed to have granted a security interest in any of Grantor’s rights or interests in or under, any lease, license, contract, permit, Instrument, Security, agreement or franchise to which Grantor is a party or any of its rights or interests thereunder if and for so long as and to the extent that the grant of such security interest would constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of Grantor therein or (B) a breach or termination pursuant to the terms of, or a default under, such lease, license, contract, permit, Instrument, Security, agreement or franchise (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or under any other applicable law (including the Bankruptcy Code) or principles of equity); provided however, that the security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, or unenforceability shall be remedied or shall cease to exist and, to the extent severable, shall attach immediately to any portion of any such lease, license, contract, permit, Instrument,

III-2

Security, agreement or franchise that does not result in any of the consequences set forth in subsection (A) or (B) above.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

THIS GRANT OF COPYRIGHT SECURITY INTEREST AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[The remainder of this page intentionally left blank.]

III-3

IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officers thereunto duly authorized as of the date hereof.

[NAME OF GRANTOR]

By:
Name:
Title:

III-4

SCHEDULE A
TO
GRANT OF COPYRIGHT SECURITY INTEREST

U.S. Copyright Registrations:

Title	Registration No.	Date of Issue	Owner

Pending U.S. Copyright Registration Applications:

Title	Appl. No.	Date of Application	Owner

EXHIBIT IV TO

SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated as of                                     , is delivered pursuant to the Security Agreement, dated as of May 21, 2009 among                                         , a                                (“Grantor”), the other grantors named therein, and Deutsche Bank Trust Company Americas, as Administrative Agent, as Secured Party (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”).  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby agrees that the [Pledged Equity] [Pledged Debt] set forth on Schedule A annexed hereto shall be deemed to be part of the [Pledged Equity] [Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of the date first written above.

[GRANTOR]

By:
Title:

IV-1

SCHEDULE A
TO
PLEDGE SUPPLEMENT

IV-A-1

EXHIBIT V TO

SECURITY AGREEMENT

IP SUPPLEMENT

This IP SUPPLEMENT, dated as of               ,                is delivered by [NAME OF GRANTOR], a                        corporation (the “Grantor”), pursuant to and supplements (i) the Security Agreement, dated as of May 21, 2009 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Hexcel Corporation, Grantor, the other grantors named therein, and Deutsche Bank Trust Company Americas, as Administrative Agent, as Secured Party, and (ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest] dated as of                       ,            (the “Grant”) executed by Grantor.  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Grant.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor grants to Secured Party a security interest in all of Grantor’s right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] set forth on Schedule A annexed hereto.  All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, Grantor has caused this IP Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date hereof.

[GRANTOR]

By:
Title:

V-A-1

SCHEDULE A
TO
IP SUPPLEMENT

V-1

EXHIBIT VI TO

SECURITY AGREEMENT

[FORM OF COUNTERPART]

This COUNTERPART (this “Counterpart”), dated as of               ,              is delivered pursuant to Section 21 of the Security Agreement referred to below.  The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of May 21, 2009 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time being the “Security Agreement”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Hexcel Corporation, the other Grantors named therein, and Deutsche Bank Trust Company Americas, as Administrative Agent, as Secured Party.  The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 21 thereof and agrees to be bound by all of the terms thereof.

Without limiting the generality of the foregoing, the undersigned hereby:

(i)                                     authorizes Secured Party to add the information set forth on the Schedules to this Counterpart to the correlative Schedules attached to the Security Agreement;(1)

(ii)                                  agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

(iii)                               makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

(1)          The Schedules to the Counterpart should include copies of all Schedules that identify collateral to be granted by the Additional Grantor.

VI-2

SCHEDULE A

TO

SECURITY AGREEMENT

Name	Notice Address
Hexcel Reinforcements Holding Corp.	c/o Hexcel Corporation Two Stamford Plaza 281 Tresser Blvd. Stamford, CT 06901 Attn: Ira Krakower
Hexcel Reinforcements Corp.	c/o Hexcel Corporation Two Stamford Plaza 281 Tresser Blvd. Stamford, CT 06901 Attn: Ira Krakower

SCHEDULE 1
TO
SECURITY AGREEMENT

Commercial Tort Claims

Hexcel v. Ineos Polymers (f/f/a BP Amoco), case no. 1:08-CV-03637-CC, United States District Court, Northern District of Georgia.

SCHEDULE 2
TO
SECURITY AGREEMENT

Filing Offices

Grantor	Secured Party	Description of Collateral	Filing Office
Hexcel Corporation	Deutsche Bank Trust Company Americas, as Administrative Agent	All personal property of Debtor now owned or hereafter acquired.	DE SOS
Hexcel Reinforcements Corp.	Deutsche Bank Trust Company Americas, as Administrative Agent	All personal property of Debtor now owned or hereafter acquired.	DE SOS
Hexcel Reinforcements Holding Corp.	Deutsche Bank Trust Company Americas, as Administrative Agent	All personal property of Debtor now owned or hereafter acquired.	DE SOS
Hexcel Corporation	Deutsche Bank Trust Company Americas, as Administrative Agent	Fixture Filing	Morgan County, Alabama - Judge of Probate
Hexcel Corporation	Deutsche Bank Trust Company Americas, as Administrative Agent	Fixture Filing	Pinal County, Arizona - County Recorder
Hexcel Corporation	Deutsche Bank Trust Company Americas, as Administrative Agent	Fixture Filing	Alameda County - County Recorder
Hexcel Reinforcements Corp.	Deutsche Bank Trust Company Americas, as Administrative Agent	Fixture Filing	Guadalupe County, Texas - County Clerk
Hexcel Corporation	Deutsche Bank Trust Company Americas, as Administrative Agent	Fixture Filing	Salt Lake County, Utah - County Recorder
Hexcel Corporation	Deutsche Bank Trust Company Americas, as Administrative Agent	Fixture Filing	King County, Washington - County Recorder

SCHEDULE 3
TO
SECURITY AGREEMENT

Office Locations, Type and Jurisdiction of Organization

Name of Grantor	Type of Organization	Office Locations	Jurisdiction of Organization	Organization Number	Tax ID Number
Hexcel Corporation	Corporation	Two Stamford Plaza 281 Tresser Blvd. Stamford, CT 06901	Delaware	2003924	94-1109521
Hexcel Reinforcements Holding Corp.	Corporation	Two Stamford Plaza 281 Tresser Blvd. Stamford, CT 06901	Delaware	2935183	51-0383398
Hexcel Reinforcements Corp.	Corporation	Two Stamford Plaza 281 Tresser Blvd. Stamford, CT 06901	Delaware	2935357	57-1071290

SCHEDULE 4
TO
SECURITY AGREEMENT

Locations of Equipment and Inventory

Name of Grantor	Locations of Equipment and Inventory
Hexcel Corporation	Two Stamford Plaza
281 Tresser Blvd.
Stamford, Connecticut

15062 Steele Road
Burlington, Washington

1214 W. Highway 84
Casa Grande, Arizona

3300 Mallard Fox Drive
Decatur, Alabama

11711 Dublin Blvd.
Dublin, California

19819 84th Ave. South
Kent, Washington

6700 West 5400 South
Salt Lake City, Utah

2350 Airport Freeway
Bedford, Texas

900 Main Street South
Southbury, Connecticut

Cytec Engineered Materials
1440 N. Kraemer Blvd
Anaheim, CA

Cytec Engineered Materials
4300 Jackson Street
Greenville, Texas

California Packaging
75 East Pacific Avenue
North Salt Lake, Utah

Intermountain Rigging & Heavyhaul (IRH)
P.O. Box 27163
1700 South 1900 West
Salt Lake City, Utah

31815 Great Western Drive
Windsor, Colorado

1601 Pelican Lakes
Windsor, Colorado

2000 Howard Smith Avenue, W. Bldg. C-20
Windsor, Colorado

1600 N. King Street
Seguin, Texas

202 E. Washington, Suite 400
Ann Arbor, MI
Hexcel Reinforcements Holding Corp.	NONE
Hexcel Reinforcements Corp.	1913 N. King Street
Seguin, Texas

SCHEDULE 5
TO
SECURITY AGREEMENT

Other Names

Name of Grantor	Other Names
Hexcel Corporation	NONE
Hexcel Reinforcements Holding Corp.	Clark-Schwebel Holding Corp.
Hexcel Reinforcements Corp.	NONE

SCHEDULE 6
TO
SECURITY AGREEMENT

Pledged Equity

Grantor: Hexcel Corporation

Equity Issuer	Class of Equity	Equity Certificate Nos.	Par Value	Amount of Equity Interests Owned	Percentage of Owned Outstanding Equity Pledged by Grantor
Hexcel Reinforcements Holding Corp.	Common	1	$.01	1,000	100%
Hexcel LLP	Membership interest	Uncertificated	N/A	84.5086%	65%

Grantor: Hexcel Reinforcements Holding Corp.

Equity Issuer	Class of Equity	Equity Certificate Nos.	Par Value	Amount of Equity Interests	Percentage of Owned Outstanding Equity Pledged Grantor
Hexcel Reinforcements Corp.	Common	1	$.01	1,000	100%
Hexcel LLP	Membership interest	Uncertificated	N/A	15.4914%	65%

Grantor: Hexcel Reinforcements Corp.

Equity Issuer	Class of Equity	Equity Certificate Nos.	Par Value	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
NONE

SCHEDULE 7
TO
SECURITY AGREEMENT

Pledged Debt

Borrower	Lender	Currency	Amount
Hexcel Holding GmbH (Austria)	Hexcel Overseas Limited (transferred to Hexcel Corporation)	EUR	55,500,000.00
Hexcel Holding Spain, S.L.	Hexcel Overseas Limited (transferred to Hexcel Corporation)	EUR	60,000,000.00
Hexcel (UK) Limited	Hexcel Corporation	USD	Demand Note up to 10,000,000.00
Hexcel Holdings Hong Kong	Hexcel Corporation	USD	20,350,000.00(1)

(1) Company advanced funds to Hexcel Holdings Hong Kong; such advance was intended to be a capital contribution.  Under Hong Kong law, the advance is currently considered a loan.  Company is in the process of taking the necessary steps such that the advance will be considered a capital contribution under Hong Kong law.  This intercompany debt is not evidenced by any instrument.

SCHEDULE 8
TO
SECURITY AGREEMENT

HEXCEL INTELLECTUAL PROPERTY - TRADEMARKS

MARK / TITLE	STATUS	COUNTRY NAME	APPLICATION NUMBER	DATE FILED	REG DATE	REGISTRATION NUMBER	OWNER	TM CLASS
FIBRELAM	Registered	Algeria	413446	20-Dec-94	20-Dec-94	R413446	Hexcel Corporation (DEL)	12, 17
CR-PAA	Registered	Australia	703225	23-Feb-96	13-Feb-98	703225	Hexcel Corporation (DEL)	6
FIBRELAM	Registered	Australia	A282338	9-Oct-74	9-Oct-74	A282338	Hexcel Corporation (DEL)	12
FIBRELAM	Registered	Australia	A282339	9-Oct-74	9-Oct-74	A282339	Hexcel Corporation (DEL)	17
HEXCEL AND DESIGN	Registered	Australia	1119151	15-Jun-06	15-Jun-06	1119151	Hexcel Corporation (DEL)	24
HEXCEL AND DESIGN	Registered	Australia	891781	11-Oct-01	19-Aug-02	891781	Hexcel Corporation (DEL)	17
HEXCEL AND DESIGN	Registered	Australia	891782	11-Oct-01	19-Aug-02	891782	Hexcel Corporation (DEL)	12
HEXCEL AND DESIGN	Registered	Australia	891783	11-Oct-01	11-Oct-01	891783	Hexcel Corporation (DEL)	1
HEXFORCE	Registered	Australia	1057242	25-May-05	25-May-05	1057242	Hexcel Corporation (DEL)	24
HEXWEB	Registered	Australia	1114769	19-May-06	19-May-06	1114769	Hexcel Corporation (DEL)	19, 6
HRH	Registered	Australia	1114768	19-May-06	19-May-06	1114768	Hexcel Corporation (DEL)	19
REDUX	Registered	Australia	A81706	19-Jun-79	19-Jun-86	81706	Hexcel Corporation (DEL)	1
TWELVTEX	Registered	Austria	43252000	13-Jun-00	7-Nov-00	191893	Hexcel Corporation (DEL)	24
CR-PAA	Registered	Brazil			29-Dec-98	819238325	Hexcel Corporation (DEL)	6.50, 6.30
CR-PAA	Registered	Brazil	819238317	29-Dec-98	29-Dec-98	819238317	Hexcel Corporation (DEL)	7.60, 7.40
HEXCEL AND DESIGN	Pending	Brazil	824164768	26-Nov-01			Hexcel Corporation (DEL)	6
HEXCEL AND DESIGN	Registered	Brazil	824164750	26-Nov-01	17-Apr-07	824164750	Hexcel Corporation (DEL)	17
HEXCEL AND DESIGN	Registered	Brazil	824164776	26-Nov-01	27-Feb-07	824164776	Hexcel Corporation (DEL)	1
HEXCEL AND DESIGN	Registered	Brazil	828525544	19-Jun-06	22-Apr-08	828525544	Hexcel Corporation (DEL)	24
CR-PAA	Registered	Canada			11-Apr-97	474593	Hexcel Corporation (DEL)	6, 12
FIBRELAM	Registered	Canada	378526	5-Sep-74	20-Feb-76	212232	Hexcel Corporation (DEL)
HEXCEL AND DESIGN	Registered	Canada	1119948	31-Oct-01	9-Oct-03	TMA591977	Hexcel Corporation (DEL)	6, 12, 1
HEXCEL AND DESIGN	Registered	Canada	1310213	21-Jul-06	17-Jul-07	TMA692138	Hexcel Corporation (DEL)	24
HEXCELSCREEN	Registered	Canada	1343897	19-Apr-07	6-Nov-08	TMA727956	Hexcel Corporation (DEL)
POLYSPEED	Registered	Canada	532420	28-Nov-84	4-Apr-86	312824	Hexcel Corporation (DEL)	17

MARK / TITLE	STATUS	COUNTRY NAME	APPLICATION NUMBER	DATE FILED	REG DATE	REGISTRATION NUMBER	OWNER	TM CLASS
REDUX	Registered	Canada			26-Jun-89	UCA18969	Hexcel Corporation (DEL)	1
HEXCEL	Registered	Chile	494844	19-Oct-00	19-Oct-00	579580	Hexcel Corporation (DEL)	1
HEXCEL AND DESIGN	Registered	Chile	494843	19-Oct-00	19-Oct-00	579579	Hexcel Corporation (CA)	28, 1
CR III	Pending	China	6050284	15-May-07			Hexcel Corporation (DEL)	6
CR-PAA	Registered	China			7-Jul-97	1049369	Hexcel Corporation (DEL)	6
FIBRELAM	Registered	China	9800063909	12-Jun-98	28-Dec-01	1688015	Hexcel Corporation (DEL)	17
HEX-3R	Registered	China	4511304	22-Feb-05	21-Nov-08		Hexcel Corporation (DEL)	24
HEX-3R	Registered	China	4511305	22-Feb-05	14-May-08	4511305	Hexcel Corporation (DEL)	1
HEXCEL	Pending	China	5337195	9-May-06			Hexcel Corporation (DEL)	17
HEXCEL AND DESIGN	Pending	China	5493070	21-Jul-06			Hexcel Corporation (DEL)	24
HEXCEL AND DESIGN	Pending	China	5893058	28-Feb-07			Hexcel Corporation (DEL)	17
HEXCEL AND DESIGN	Registered	China	2001191554	16-Oct-01	21-Feb-04	1970381	Hexcel Corporation (DEL)	1
HEXCEL AND DESIGN	Registered	China	2001191555	16-Oct-01	28-Feb-03	1974241	Hexcel Corporation (DEL)	6
HEXCEL AND DESIGN	Registered	China	2001191556	16-Oct-01	28-Nov-03	1977416	Hexcel Corporation (DEL)	12
HEXCEL AND DESIGN	Registered	China	93011454	24-Feb-93	28-May-94	691374	Hexcel Corporation (DEL)	1
HEXCEL AND DESIGN	Registered	China	93011455	24-Feb-93	28-May-94	691574	Hexcel Corporation (DEL)	12
HEXCEL AND DESIGN	Registered	China	93011456	24-Feb-93	7-Apr-95	738976	Hexcel Corporation (DEL)	19
HEXFORCE	Pending	China	6540411	31-Jan-08			Hexcel Corporation (DEL)	24
HEXPLY	Pending	China	5576975	31-Aug-06			Hexcel Corporation (DEL)	17
HEXTOOL	Pending	China	6540412	31-Jan-08			Hexcel Corporation (DEL)	17
HEXTOW	Pending	China	6540308	31-Jan-08			Hexcel Corporation (DEL)	22
HEXTOW	Pending	China	6540413	31-Jan-08			Hexcel Corporation (DEL)	17
HEXWEB	Pending	China	5369360	23-May-06			Hexcel Corporation (DEL)	6
HEXWEB	Pending	China	5369361	23-May-06			Hexcel Corporation (DEL)	17
HRH	Pending	China	5369359	23-May-06			Hexcel Corporation (DEL)	17
REDUX	Registered	China			15-Apr-92	156372	Hexcel Corporation (DEL)	1
REDUX & CHINESE	Registered	China			29-Aug-91	149719	Hexcel Corporation (DEL)	1
HEXCEL AND DESIGN	Registered	Czech Republic	76168	6-Apr-93	25-Jan-96	187441	Hexcel Corporation (CA)	1, 19, 12
FIBRELAM	Registered	Denmark	417574	24-Apr-75	24-Apr-75	188075	Hexcel Corporation (DEL)	12
ACOUSTI-CAP	Pending	European Community (OHIM)	6555411	5-Jan-08			Hexcel Corporation (DEL)	17

MARK / TITLE	STATUS	COUNTRY NAME	APPLICATION NUMBER	DATE FILED	REG DATE	REGISTRATION NUMBER	OWNER	TM CLASS
BLACKWEAVE	Registered	European Community (OHIM)	4701934	24-Oct-05	12-Sep-06	4701934	Hexcel Corporation (DEL)	24
CR III	Registered	European Community (OHIM)	2904589	24-Oct-02	23-Mar-04	2904589	Hexcel Corporation (DEL)	6
CR-PAA	Registered	European Community (OHIM)	97923	1-Apr-96	25-Jan-99	97923	Hexcel Corporation (DEL)	6, 12
FLEX-CORE	Registered	European Community (OHIM)	2956084	3-Dec-02	16-Apr-04	2956084	Hexcel Corporation (DEL)	6, 17
HEX-3R	Registered	European Community (OHIM)	768812	11-Mar-98	11-Mar-98	768812	Hexcel Corporation (DEL)	1, 24, 19
HEXCEL & LOGO	Registered	European Community (OHIM)	98004	1-Apr-96	11-Jul-02	98004	Hexcel Corporation (DEL)	17, 12, 9, 24, 19, 6
HEXCEL AND DESIGN	Registered	European Community (OHIM)	730481	26-Jan-98	18-Feb-02	730481	Hexcel Corporation (DEL)	22, 12, 1
HEXCOAT	Registered	European Community (OHIM)	2514354	21-Dec-01	19-May-04	2514354	Hexcel Corporation (DEL)	1
HEXFIT	Registered	European Community (OHIM)	1990373	7-Dec-00	14-Aug-02	1990373	Hexcel Corporation (DEL)	17
HEXFLOW	Registered	European Community (OHIM)	1474444	13-Dec-99	15-Feb-01	1474444	Hexcel Corporation (DEL)	1
HEXFORCE	Registered	European Community (OHIM)	4316428	1-Mar-05	27-Feb-06	4316428	Hexcel Corporation (DEL)	24
HEXFORM	Registered	European Community (OHIM)	812826	28-Apr-98	28-Apr-98	812826	Hexcel Corporation (DEL)	24, 17, 12
HEXLITE	Registered	European Community (OHIM)		1-Apr-96	1-Apr-96	98079	Hexcel Corporation (DEL)	12
HEXMC	Registered	European Community (OHIM)	1564731	20-Mar-00	20-Aug-01	1564731	Hexcel Corporation (DEL)	17
HEXPLY	Registered	European Community (OHIM)	1929082	30-Oct-00	5-Mar-02	1929082	Hexcel Corporation (DEL)	17
HEXTACK	Registered	European Community (OHIM)	3350931	12-Sep-03	27-Oct-04	3350931	Hexcel Corporation (DEL)	1
HEXTOOL	Registered	European Community (OHIM)	4955944	14-Mar-06	11-Apr-07	4955944	Hexcel Corporation (DEL)	17
HEXTOW	Registered	European Community (OHIM)	5748736	9-Mar-07	7-Apr-08	5748736	Hexcel Corporation (DEL)	17, 22
HEXWEB	Registered	European Community (OHIM)	1564715	20-Mar-00	27-Sep-01	1564715	Hexcel Corporation (DEL)	6, 17
HRH	Registered	European Community (OHIM)	2931905	14-Nov-02	16-Apr-04	2931095	Hexcel Corporation (DEL)	17, 19
INJECTEX	Registered	European Community (OHIM)	4919825	15-Feb-06	26-Mar-07	4919825	Hexcel Corporation (DEL)	24

MARK / TITLE	STATUS	COUNTRY NAME	APPLICATION NUMBER	DATE FILED	REG DATE	REGISTRATION NUMBER	OWNER	TM CLASS
KEYLOCK	Registered	European Community (OHIM)	4433711	11-May-05	9-Nov-06	4433711	Hexcel Corporation (DEL)	24, 17
NC2	Registered	European Community (OHIM)	1990266	7-Dec-00	2-Oct-03	1990266	Hexcel Corporation (DEL)	24
REDUX	Registered	European Community (OHIM)	701649	15-Dec-97	27-Feb-01	701649	Hexcel Corporation (DEL)	1, 17
THE STRENGTH WITHIN	Registered	European Community (OHIM)	719807	9-Jan-98	7-Dec-99	719807	Hexcel Corporation (DEL)	24, 22, 12, 1, 6, 17
FIBRELAM	Registered	Finland	T197404261	27-Sep-74	7-Jan-80	71448	Hexcel Corporation (DEL)	19, 12, 17
MODIPUR	Registered	Finland			20-Aug-94	89768	Hexcel Corporation (DEL)	1, 17
REDUX	Registered	Finland			7-Jan-88	21587	Hexcel Corporation (DEL)	1
HRH	Registered	France	1471320	15-Jun-98	15-Jun-98	1471320	Hexcel Corporation (DEL)	17
MAGNAMITE	Registered	France	1204621	20-Apr-92	20-Apr-93	1204621	Hexcel Corporation (DEL)	22
TWELVTEX	Registered	France	3033676	10-Jun-00	10-Jun-00	3033676	Hexcel Corporation (DEL)	24
MAGNAMITE	Registered	Germany	1046409	10-Mar-92	10-Mar-93	1046409	Hexcel Corporation (DEL)	22, 17
TWELVTEX	Registered	Germany	300438036	9-Jun-00	9-Jun-00	30043803	Hexcel Corporation (DEL)	24
FIBRELAM	Registered	Greece (Hellenic Republic)	53588	8-Oct-74	17-Jun-76	53588	Hexcel Corporation (DEL)	12, 19
HEX-3R	Registered	Hong Kong	300349812	6-Jan-05	6-Jan-05	300349812	Hexcel Corporation (DEL)	1, 24
HEXCEL AND DESIGN	Registered	Hong Kong	300410660	27-Apr-05	27-Apr-05	300410660	Hexcel Corporation (DEL)	24, 17
HEXPLY	Registered	Hong Kong	300710009	28-Aug-06	28-Aug-06	300710009	Hexcel Corporation (DEL)	17
CR-PAA	Pending	India	1627961	5-Dec-07			Hexcel Corporation (DEL)	6
FLEX-CORE	Pending	India	1627958	5-Dec-07			Hexcel Corporation (DEL)	17, 6
HEXCEL AND DESIGN	Pending	India	792981	26-Feb-98			Hexcel Corporation (DEL)	17
HEXPLY	Pending	India	1483707	1-Sep-06			Hexcel Corporation (DEL)	17
HEXWEB	Pending	India	1458709	29-May-06			Hexcel Corporation (DEL)	17, 6
HRH	Pending	India	1458708	29-May-06			Hexcel Corporation (DEL)	17
REDUX	Registered	Ireland		8-Nov-79	8-Nov-86	69299	Hexcel Corporation (DEL)	1
FIBRELAM	Registered	Israel	39808	3-Oct-74	30-Jan-76	39808	Hexcel Corporation (DEL)	12
HEXCEL	Registered	Israel	40750	20-May-75	24-Nov-77	40750	Hexcel Corporation (DEL)	19
HEXCEL AND DESIGN	Registered	Israel	165248	22-Jun-03	22-Jun-03	165248	Hexcel Corporation (DEL)	12
HEXCEL AND DESIGN	Registered	Israel	165249	22-Jun-03	22-Jun-03	165249	Hexcel Corporation (DEL)	17
HEXCEL AND DESIGN	Registered	Israel	191020	18-Jun-06	18-Jun-06	191020	Hexcel Corporation (DEL)	24

MARK / TITLE	STATUS	COUNTRY NAME	APPLICATION NUMBER	DATE FILED	REG DATE	REGISTRATION NUMBER	OWNER	TM CLASS
HEXPLY	Registered	Israel	165247	22-Jun-03	22-Jun-03	165247	Hexcel Corporation (DEL)	17
HEXWEB	Registered	Israel	174889	22-Sep-04	9-Oct-05	174889	Hexcel Corporation (DEL)	6
HEXWEB	Registered	Israel	174890	22-Sep-04	6-Mar-06	174890	Hexcel Corporation (DEL)	17
MAGNAMITE	Registered	Italy	33677C82	26-Apr-82	26-Apr-82	413700	Hexcel Corporation (DEL)	22
CR III	Pending	Japan	2007042281	26-Apr-07			Hexcel Corporation (DEL)	6
CR-PAA	Registered	Japan			3-Oct-97	4062977	Hexcel Corporation (DEL)	6
CR-PAA	Registered	Japan			12-Dec-97	4090952	Hexcel Corporation (DEL)	12
FIBRELAM	Registered	Japan	13775174	14-Oct-74	31-May-89	1380020	Hexcel Corporation (DEL)	34
FLEX-CORE	Registered	Japan			26-Sep-94	1712001	Hexcel Corporation (DEL)	34
HEXCEL	Registered	Japan			28-Sep-90	556631	Hexcel Corporation (DEL)	70
HEXCEL AND DESIGN	Pending	Japan	2001096309	24-Oct-01			Hexcel Corporation (DEL)	6
HEXCEL AND DESIGN	Registered	Japan	2001096308	24-Oct-01	22-Aug-03	4703166	Hexcel Corporation (DEL)	1
HEXCEL AND DESIGN	Registered	Japan	2001096310	24-Oct-01	7-Feb-03	4643320	Hexcel Corporation (DEL)	12
HEXCEL AND DESIGN	Registered	Japan	2001096311	24-Oct-01	18-Apr-03	4663934	Hexcel Corporation (DEL)	17
HEXWEB	Registered	Japan	2006049025	29-May-06	9-Mar-07	5032208	Hexcel Corporation (DEL)	17, 6
HRH	Registered	Japan			25-Jul-84	1701137	Hexcel Corporation (DEL)	17
MAGNAMITE	Registered	Japan			27-Oct-92	1545220	Hexcel Corporation (DEL)	22
REDUX	Registered	Japan	2002051120	19-Jun-02	10-Jun-05	4870674	Hexcel Corporation (DEL)	1
XL2	Registered	Japan	2000112614	17-Oct-00	31-Aug-01	4502164	Hexcel Corporation (DEL)	20, 24
CR III	Pending	Malaysia	200709619	24-May-07			Hexcel Corporation (DEL)	6
CR-PAA	Registered	Malaysia	230796	7-Mar-96	7-Mar-03	96002307	Hexcel Corporation (DEL)	6
CR-PAA	Registered	Malaysia	231596	1-Mar-96	7-Mar-03	96002315	Hexcel Corporation (DEL)	12
HEXCEL AND DESIGN	Registered	Malaysia	200312787	23-Sep-03	23-Sep-03	3012787	Hexcel Corporation (DEL)	1
HEXCEL AND DESIGN	Registered	Malaysia	200312788	23-Sep-03	23-Sep-03	3012788	Hexcel Corporation (DEL)	17
HEXCEL AND DESIGN	Registered	Malaysia	200312789	23-Sep-03	23-Sep-03	3012789	Hexcel Corporation (DEL)	12
HEXWEB	Pending	Malaysia	6009789	7-Jun-06			Hexcel Corporation (DEL)	17
HEXWEB	Registered	Malaysia	6009788	7-Jun-06	7-Jun-06	6009788	Hexcel Corporation (DEL)	6
HRH	Pending	Malaysia	6009787	7-Jun-06			Hexcel Corporation (DEL)	17
REDUX	Registered	Malaysia	200620391	8-Nov-06	8-Nov-06	6020391	Hexcel Corporation (DEL)	1
HEXCEL & LOGO	Registered	Mexico	178395	21-Sep-93	21-Sep-93	481208	Hexcel Corporation (DEL)	1
HEXCEL & LOGO	Registered	Mexico	178396	21-Sep-93	27-Oct-00	610606	Hexcel Corporation (DEL)	12

MARK / TITLE	STATUS	COUNTRY NAME	APPLICATION NUMBER	DATE FILED	REG DATE	REGISTRATION NUMBER	OWNER	TM CLASS
CR-PAA	Registered	New Zealand	258877	16-Feb-96	5-Feb-98	258877	Hexcel Corporation (DEL)	6
FIBRELAM	Registered	New Zealand	109892	1-Oct-74	1-Oct-74	109892	Hexcel Corporation (DEL)	12
FIBRELAM	Registered	New Zealand	109893	1-Oct-74	1-Oct-74	109893	Hexcel Corporation (DEL)	17
HEXCEL & LOGO	Registered	New Zealand	227626	10-Jun-93	7-Apr-97	227626	Hexcel Corporation (DEL)	12
HEXCEL AND DESIGN	Registered	New Zealand	749630	15-Jun-06	15-Jun-06	749630	Hexcel Corporation (DEL)	24
HEXFORCE	Registered	New Zealand	730181	25-May-05	25-May-05	730181	Hexcel Corporation (DEL)	24
REDUX	Registered	New Zealand	45932	9-Jan-97	9-Jan-97	45932	Hexcel Corporation (DEL)	1
FIBRELAM	Registered	Norway	120073	27-Sep-74	2-Sep-76	97126	Hexcel Corporation (DEL)	17, 12, 19
MODIPUR	Registered	Norway			19-Jan-94	115391	Hexcel Corporation (DEL)	1
REDUX	Registered	Norway	979744	20-Nov-97	19-Aug-99	198835	Hexcel Corporation (DEL)	1
FIBRELAM	Registered	Philippines	127001	3-Dec-97	5-Dec-04	41977127001	Hexcel Corporation (DEL)	17
CR III	Registered	Republic of Korea	40200722824	27-Apr-07	7-Apr-08	400742938	Hexcel Corporation (DEL)	6
FLEX-CORE	Registered	Republic of Korea	4020070028366	28-May-07	5-Jun-08	400749113	Hexcel Corporation (DEL)	17, 6
HEXCEL	Registered	Republic of Korea	987450	19-Mar-98	25-Nov-99	459426	Hexcel Corporation (DEL)	6, 1, 12, 24, 17
HEXWEB	Registered	Republic of Korea	40200627303	23-May-06	8-Jun-07	400712711	Hexcel Corporation (DEL)	6, 17
HRH	Registered	Republic of Korea	40200627304	23-May-06	8-Jun-07	400712712	Hexcel Corporation (DEL)	17
MAGNAMITE	Registered	Republic of Korea	81791984	31-May-84	9-Jul-95	114274	Hexcel Corporation	22, 17
REDUX	Registered	Republic of Korea			25-Nov-98	430770	Hexcel Corporation (DEL)	10
CR-PAA	Registered	Singapore	173696	17-Feb-96	17-Feb-96	T9601736B	Hexcel Corporation (DEL)	6
FIBRELAM	Registered	South Africa	745188	1-Oct-74	1-Oct-74	745188	Hexcel Corporation (DEL)	12
FIBRELAM	Registered	South Africa	745189	1-Oct-74	1-Oct-74	745189	Hexcel Corporation (DEL)	17
FIBRELAM	Registered	South Africa	745190	1-Oct-74	1-Oct-74	745190	Hexcel Corporation (DEL)	19
HEXCEL AND DESIGN	Registered	South Africa	937523	30-Aug-93	31-Jul-98	937523	Hexcel Corporation (DEL)	12
HEXCEL AND DESIGN	Registered	South Africa	9806877	24-Apr-98	17-Oct-01	9806877	Hexcel Corporation (DEL)	17
REDUX	Registered	South Africa			23-Jun-95	175047	Hexcel Corporation (DEL)	1
MAGNAMITE	Registered	Spain	2343443	12-Sep-00	5-Oct-01	2343443	Hexcel Corporation (DEL)	22
MAGNAMITE	Registered	Spain	2421563	17-Aug-01	5-Mar-02	2421563	Hexcel Corporation (DEL)	17
TWELVTEX	Registered	Spain	2325064	15-Jun-00	15-Dec-00	2325064	Hexcel Corporation (DEL)	24
FIBRELAM	Registered	Sweden	44641974	27-Sep-74	16-May-75	151457	Hexcel Corporation (DEL)	12
FLEX-CORE	Registered	Sweden			13-Feb-90	130086	Hexcel Corporation (DEL)	17, 6

MARK / TITLE	STATUS	COUNTRY NAME	APPLICATION NUMBER	DATE FILED	REG DATE	REGISTRATION NUMBER	OWNER	TM CLASS
HEXCEL	Registered	Sweden			9-Jan-90	129599	Hexcel Corporation (DEL)	16, 6, 17
FIBREDUX	Registered	Switzerland	390838	3-Jun-91	3-Jun-91	390838	Hexcel Corporation (DEL)	17, 1
FIBRELAM	Registered	Switzerland	273374	24-Sep-74	18-Oct-74	273374	Hexcel Corporation (DEL)	17, 12
FLEX-CORE	Registered	Switzerland	370890	26-Aug-88	26-Aug-88	370890	Hexcel Corporation (CA)	6, 17
HEXCEL	Registered	Switzerland	370889	26-Aug-88	26-Aug-88	370889	Hexcel Corporation (CA)	24, 12, 19, 17, 6
REDUX	Registered	Switzerland	344426	23-Jan-86	23-Jan-86	344426	Hexcel Corporation (DEL)	2, 1, 16
CR III	Registered	Taiwan R.O.C.	96019422	27-Apr-07	16-Oct-08	1332563	Hexcel Corporation (DEL)	6
CR-PAA	Registered	Taiwan R.O.C.			1-Aug-97	769759	Hexcel Corporation (DEL)	6
HEXCEL AND DESIGN	Registered	Taiwan R.O.C.	824639	9-Feb-93	16-Oct-94	658045	Hexcel Corporation (CA)	1
HEXCEL AND DESIGN	Registered	Taiwan R.O.C.	8721114	6-May-98	16-Jul-99	859548	Hexcel Corporation (DEL)	12
HEXCEL AND DESIGN	Registered	Taiwan R.O.C.	90042453	16-Oct-01	16-Nov-02	1022342	Hexcel Corporation (DEL)	6
HEXCEL AND DESIGN	Registered	Taiwan R.O.C.	90042454	16-Oct-01	16-Oct-03	1061524	Hexcel Corporation (DEL)	17
HEXCEL AND DESIGN	Registered	Taiwan R.O.C.	95032557	23-Jun-06	16-May-07	1262969	Hexcel Corporation (DEL)	24
REDUX	Registered	Taiwan R.O.C.			16-Apr-99	846333	Hexcel Corporation (DEL)	1
FIBRELAM	Registered	Thailand	8603154073	11-Oct-74	11-Oct-74	273635KOR20017	Hexcel Corporation (DEL)	12
FIBRELAM	Registered	Thailand	8603154073	11-Oct-74	11-Oct-74	273637KOR20019	Hexcel Corporation (DEL)	19
HEXCEL AND DESIGN	Registered	Turkey	2003032086	24-Nov-03	24-Nov-03	2003032086	Hexcel Corporation (DEL)	17, 12
HEXPLY	Registered	Turkey	2003032087	24-Nov-03	24-Nov-03	2003032087	Hexcel Corporation (DEL)	17
REDUX	Registered	Turkey	96400	27-Jan-97	27-Jan-97	96400	Hexcel Corporation	1
FIBRELAM	Registered	United Kingdom	1356542	1-Sep-88	1-Sep-88	1356542	Hexcel Corporation (DEL)	12
FLEX-CORE	Registered	United Kingdom	941947	30-Apr-90	30-Apr-90	941947	Hexcel Corporation (DEL)	6
FLEX-CORE	Registered	United Kingdom	941948	30-Apr-90	30-Apr-90	941948	Hexcel Corporation (DEL)	17
MAGNAMITE	Registered	United Kingdom	1173271	14-Apr-82	14-Apr-82	1173271	Hexcel Corporation (DEL)	22
REDUX	Registered	United Kingdom	617257	5-Dec-90	5-Dec-90	617257	Hexcel Corporation (DEL)	1
TWELVTEX	Registered	United Kingdom	2235506	9-Jun-00	24-Nov-00	2235506	Hexcel Corporation (DEL)	24
ACOUSTI-CAP	Pending	United States of America	77636366	18-Dec-08			Hexcel Corporation (DEL)	17
ACOUSTI-CAP	Registered	United States of America	77362875	2-Jan-08	11-Nov-08	3530212	Hexcel Corporation (DEL)	17
CR III	Registered	United States of America	78177499	23-Oct-02	30-Mar-04	2827821	Hexcel Corporation (DEL)	6
CR-PAA	Registered	United States of America	75057745	14-Feb-96	16-Mar-99	2232548	Hexcel Corporation (DEL)	6
FIBRELAM	Registered	United States of America	73028130	29-Jul-74	8-Jul-75	1015248	Hexcel Corporation (DEL)	12

MARK / TITLE	STATUS	COUNTRY NAME	APPLICATION NUMBER	DATE FILED	REG DATE	REGISTRATION NUMBER	OWNER	TM CLASS
FLEX-CORE	Registered	United States of America	76558774	7-Nov-03	6-Sep-05	2991103	Hexcel Corporation (DEL)	6, 17
HEX-3R	Registered	United States of America	76117925	28-Aug-00	30-Dec-03	2799607	Hexcel Corporation (DEL)	24, 1
HEXCEL	Registered	United States of America	73527619	18-Mar-85	3-Dec-85	1373213	Hexcel Corporation (DEL)	17, 1
HEXCEL AND DESIGN	Registered	United States of America	76321379	4-Oct-01	7-Jan-03	2671601	Hexcel Corporation (DEL)	24, 22
HEXCEL AND DESIGN	Registered	United States of America	76349442	14-Dec-01	8-Jul-03	2734006	Hexcel Corporation (DEL)	12, 17, 6
HEXCEL AND DESIGN	Registered	United States of America	78729937	10-Oct-05	17-Oct-06	3157655	Hexcel Corporation (DEL)	1
HEXCOAT	Registered	United States of America	76351660	21-Dec-01	29-Jul-03	2744298	Hexcel Corporation (DEL)	1
HEXFIT	Registered	United States of America	76179493	11-Dec-00	6-Apr-04	2830362	Hexcel Corporation (DEL)	17
HEXFLOW	Registered	United States of America	75883901	30-Dec-99	10-Dec-02	2660046	Hexcel Corporation (DEL)	1
HEXFORCE	Pending	United States of America	77691991	16-Mar-09			Hexcel Corporation (DEL)	17
HEXFORM	Registered	United States of America	75574710	22-Oct-98	5-Mar-02	2545169	Hexcel Corporation (DEL)	17, 24
HEXMC	Registered	United States of America	75769425	6-Aug-99	9-Apr-02	2559526	Hexcel Corporation (DEL)	17
HEXPLY	Registered	United States of America	76161322	6-Nov-00	25-Nov-03	2786920	Hexcel Corporation (DEL)	17
HEXTOOL	Pending	United States of America	77725555	29-Apr-09			Hexcel Corporation (DEL)	17
HEXTOW	Registered	United States of America	77126738	9-Mar-07	1-Jul-08	3458979	Hexcel Corporation	17, 22
HEXWEB	Registered	United States of America	75769248	6-Aug-99	21-May-02	2571894	Hexcel Corporation (DEL)	6, 17
HRH	Registered	United States of America	76469695	15-Nov-02	2-Sep-03	2758742	Hexcel Corporation (DEL)	17
MAGNAMITE	Registered	United States of America	72433173	18-Aug-72	11-Sep-73	967912	Hexcel Corporation (DEL)	22
POLYSPEED	Registered	United States of America	77306249	17-Oct-07	19-Aug-08	3487662	Hexcel Corporation (DEL)	17
REDUX	Registered	United States of America	75399926	4-Dec-97	20-Apr-99	2240474	Hexcel Corporation (DEL)	1
TUBE-CORE	Registered	United States of America	72196157	22-Jun-64	12-Jan-65	783342	Hexcel Corporation (DEL)	6

SCHEDULE 9
TO
SECURITY AGREEMENT

HEXCEL INTELLECTUAL PROPERTY — PATENT PORTFOLIO

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
A08-13	Prepreg with integrated multi-dimensional gas venting network	Pending	Hexcel Corporation	Custer	United States of America	12358302	23-Jan-09
A07-11	Reusable breakdown helicopter blade spar lay-up mandrel	Pending	Hexcel Corporation (DEL)	Callis	United States of America	12011344	25-Jan-08
A07-11	Helicopter blade mandrel with roller assembly	Pending	Hexcel Corporation (DEL)	Callis	PCT	PCTUS2009000254	15-Jan-09
A07-06	Epoxy resins with improved burn properties	Pending	Hexcel Corporation (DEL)	Wang	United States of America	12287202	7-Oct-08
A07-01	Composite material with blend of thermoplastic particles	Pending	Hexcel Corporation (DEL)	Tilbrook	United States of America	11787701	17-Apr-07
A07-01	Composite material with blend of thermoplastic particles	Pending	Hexcel Corporation (DEL)	Tilbrook	PCT	PCTUS2008004281	2-Apr-08
A06-11	Helicopter blade mandrel	Pending	Hexcel Corporation (DEL)	Callis	United States of America	11645884	27-Dec-06
A06-11	Helicopter blade mandrel	Pending	Hexcel Corporation (DEL)	Callis	PCT	PCTUS2007025371	12-Dec-07
A06-05	Prepreg with improved tensile and compressive properties (M21E)	Pending	Hexcel Corporation (DEL)	Tilbrook	United States of America	11787700	17-Apr-07
A06-05	Pre-impregnated composite materials with improved performance	Pending	Hexcel Corporation	Tilbrook	PCT	PCTUS2008004284	2-Apr-08
A05-14	Carbon fibers having improved strength and modulus and an associated method and apparatus for preparing same	Pending	Hexcel Corporation (DEL)	Leon y Leon	United States of America	11562867	22-Nov-06
A05-14	Carbon fibers having improved strength and modulus and an associated method and apparatus for preparing same	Pending	Hexcel Corporation (DEL)	Leon y Leon	PCT	PCTUS2007083886	7-Nov-07
A05-14	Carbon fibers having improved strength and modulus and an associated method and apparatus for preparing same	Pending	Hexcel Corporation (DEL)	Leon y Leon	China		7-Nov-07

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
A05-14	Carbon fibers having improved strength and modulus and an associated method and apparatus for preparing same	Pending	Hexcel Corporation (DEL)	Leon y Leon	European Patent Office		7-Nov-07
A05-14	Carbon fibers having improved strength and modulus and an associated method and apparatus for preparing same	Pending	Hexcel Corporation (DEL)	Leon y Leon	Japan		7-Nov-07
A05-12	Corrosion resistant honeycomb	Pending	Hexcel Corporation (DEL)	Wang	United States of America	11476964	27-Jun-06
A05-12	Corrosion resistant honeycomb	Pending	Hexcel Corporation (DEL)	Wang	China	2007800227441	14-Jun-07
A05-12	Corrosion resistant honeycomb	Pending	Hexcel Corporation (DEL)	Wang	European Patent Office	77962082	14-Jun-07
A05-12	Corrosion resistant honeycomb	Pending	Hexcel Corporation (DEL)	Wang	Japan		14-Jun-07
A05-12	Corrosion resistant honeycomb	Pending	Hexcel Corporation (DEL)	Wang	Malaysia	PI20085238	14-Jun-07
A05-10	Pressure bag tool for a one-sided mold	Pending	Hexcel Corporation (DEL)	Lopez	United States of America	11331511	13-Jan-06
A05-10	Pressurized molding of composite parts	Issued	Hexcel Corporation (DEL)	Lopez	European Patent Office	71003164	10-Jan-07	1808282	1-Apr-09
A05-10	Pressurized molding of composite parts	Issued	Hexcel Corporation (DEL)	Lopez	Austria	71003164	10-Jan-07	1808282	1-Apr-09
A05-10	Pressurized molding of composite parts	Issued	Hexcel Corporation (DEL)	Lopez	Denmark	71003164	10-Jan-07	1808282	1-Apr-09
A05-10	Pressurized molding of composite parts	Issued	Hexcel Corporation (DEL)	Lopez	France	71003164	10-Jan-07	1808282	1-Apr-09
A05-10	Pressurized molding of composite parts	Issued	Hexcel Corporation (DEL)	Lopez	Germany	71003164	10-Jan-07	1808282	1-Apr-09
A05-10	Pressurized molding of composite parts	Issued	Hexcel Corporation (DEL)	Lopez	Italy	71003164	10-Jan-07	1808282	1-Apr-09
A05-10	Pressurized molding of composite parts	Issued	Hexcel Corporation (DEL)	Lopez	Netherlands	71003164	10-Jan-07	1808282	1-Apr-09
A05-10	Pressurized molding of composite parts	Issued	Hexcel Corporation (DEL)	Lopez	Spain	71003164	10-Jan-07	1808282	1-Apr-09
A05-10	Pressurized molding of composite parts	Issued	Hexcel Corporation (DEL)	Lopez	United Kingdom	71003164	10-Jan-07	1808282	1-Apr-09
A05-08	BMI system with improved tack and flow control	Pending	Hexcel Corporation (DEL)	Buyny	United States of America	11300135	14-Dec-05
A05-06-1	HexMC Molding	Pending	Hexcel Corporation (DEL)	Boursier	United States of America	11476965	27-Jun-06

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
A05-01-1	Aircraft floor panels using edge-coated honeycomb	Pending	Hexcel Corporation (DEL)	Wang	United States of America	11471078	20-Jun-06
A05-01	Aircraft floor panels using edge-coated honeycomb	Pending	Hexcel Corporation (DEL)	Wang	United States of America	11228601	16-Sep-05
A05-01	Aircraft floor panels using edge-coated honeycomb	Pending	Hexcel Corporation (DEL)	Wang	European Patent Office	68518653	24-Aug-06
A05-04	Composite assembly and methods of making and using the same	Pending	Hexcel Corporation	Follo	United States of America	11/452877	14-Jun-06
A04-15-1	Method for Molding Composite Structures	Pending	Hexcel Corporation (DEL)	Callis	United States of America	12400017	9-Mar-09
A04-15	Machinable Composite Mold	Issued	Hexcel Corporation (DEL)	Callis	United States of America	11180831	13-Jul-05	7510390	31-Mar-09
A04-15	Machinable composite mold	Pending	Hexcel Corporation (DEL)	Callis	European Patent Office	67869776	11-Jul-06
A04-15	Machinable composite mold	Pending	Hexcel Corporation (DEL)	Callis	China	2006800255184	11-Jul-06
A04-15	Machinable composite mold	Pending	Hexcel Corporation (DEL)	Callis	India	166CHENP2008	11-Jul-06
A04-10	Anodized aluminum foil sheets and expanded aluminum foil (EAF) sheets and methods of making and using the same	Pending	Hexcel Corporation	Rouille	United States of America	11/311966	19-Dec-05
A04-10	Expanded Aluminum Foil (EAF) Sheets and Methods of Making and Using the Same	Pending	Hexcel Corporation (DEL)	Rouille	China	2005800424756	19-Dec-05
A04-06-2	Edge coating honeycomb to improve core-skin bondability	Pending	Hexcel Corporation (DEL)	Wang	United States of America	11432780	11-May-06
A04-06-2	Edge coating honeycomb to improve core-skin bondability	Pending	Hexcel Corporation (DEL)	Wang	China	2006800518762	13-Nov-06
A04-06-2	Edge coating honeycomb to improve core-skin bondability	Pending	Hexcel Corporation (DEL)	Wang	European Patent Office	68373992	13-Nov-06
A04-06-2	Edge coating honeycomb to improve core-skin bondability	Pending	Hexcel Corporation (DEL)	Wang	Japan	2008544347	13-Nov-06
A04-06-2	Edge coating honeycomb to improve core-skin bondability	Pending	Hexcel Corporation (DEL)	Wang	Malaysia	PI20081931	13-Nov-06
A04-06-1	Edge coating honeycomb to improve core-skin bondability	Pending	Hexcel Corporation (DEL)	Wang	United States of America	11295829	7-Dec-05
A04-06	Edge coating for honeycomb used in panels with composite face sheets	Issued	Hexcel Corporation (DEL)	Wang	United States of America	10932510	1-Sep-04	7507461	24-Mar-09
A04-06	Edge coating honeycomb to improve core-skin bondability	Pending	Hexcel Corporation (DEL)	Wang	European Patent Office	57889198	17-Aug-05

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
A04-06	Edge coating honeycomb to improve core-skin bondability	Pending	Hexcel Corporation (DEL)	Wang	China	2005800289453	17-Aug-05
A04-06	Edge coating honeycomb to improve core-skin bondability	Pending	Hexcel Corporation (DEL)	Wang	Japan	2007529968	17-Aug-05
A04-06	Edge coating honeycomb to improve core-skin bondability	Pending	Hexcel Corporation (DEL)	Wang	Malaysia	PI20070259	21-Feb-07
A04-05	Resin compositions with high thermoplatic loading	Pending	Hexcel Corporation (DEL)	Martin	United States of America	11168971	28-Jun-05
A04-05	Surfacing film for lightning strike applications	Pending	Hexcel Corporation (DEL)	Martin	European Patent Office	67712356	23-May-06
A03-21-2	Acoustic septum cap honeycomb	Pending	Hexcel Corporation (DEL)	Ayle	United States of America	12151886	9-May-08
A03-21-1	Acoustic septum cap honeycomb	Issued	Hexcel Corporation (DEL)	Ayle	United States of America	11726451	22-Mar-07	7510052	31-Mar-09
A03-21-1	Acoustic septum cap honeycomb	Pending	Hexcel Corporation (DEL)	Ayle	PCT	PCTUS2008002070	15-Feb-08
A03-21	Acoustic septum cap honeycomb	Issued	Hexcel Corporation (DEL)	Ayle	United States of America	11099337	4-Apr-05	7434659	14-Oct-08
A03-21	Acoustic septum cap	Pending	Hexcel Corporation (DEL)	Ayle	China	2006800107322	14-Mar-06
A03-21	Acoustic septum cap honeycomb	Pending	Hexcel Corporation (DEL)	Ayle	European Patent Office	67382226	14-Mar-06
A03-21	Acoustic septum cap	Pending	Hexcel Corporation (DEL)	Ayle	Japan	2008504091	14-Mar-06
A03-15	Interlocking Double Weave Fabric for Lightning Strike	Pending	Hexcel Corporation (DEL)	Taylor	United States of America	10979574	2-Nov-04
A03-15	Interlocking Double Weave Fabric for Lightning Strike	Pending	Hexcel Corporation (DEL)	Taylor	European Patent Office	48005862	2-Nov-04
A03-15	Interlocking Double Weave Fabric for Lightning Strike	Pending	Hexcel Corporation (DEL)	Taylor	Australia	2004288913	2-Nov-04
A03-15	Interlocking Double Weave Fabric for Lightning Strike	Pending	Hexcel Corporation (DEL)	Taylor	Japan	2006538436	2-Nov-04
A03-01	Method for making amine-terminated polyarylene polyethers	Issued	Hexcel Corporation (DEL)	Hedges	United States of America	10740095	17-Dec-03	6992165	31-Jan-06
A03-01	Method for making amine-terminated polyarylene polyethers	Issued	Hexcel Corporation (DEL)	Hedges	Germany	42577510	14-Dec-04	602004006363	9-May-07
A03-01	Method for making amine-terminated polyarylene polyethers	Issued	Hexcel Corporation (DEL)	Hedges	France	42577510	14-Dec-04	1544231	9-May-07
A03-01	Method for making amine-terminated polyarylene polyethers	Issued	Hexcel Corporation (DEL)	Hedges	United Kingdom	42577510	14-Dec-04	1544231	9-May-07

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
A02-16	Heat-settable Resin Composition	Issued	Hexcel Corporation (DEL)	Martin	United States of America	10672006	26-Sep-03	7041740	9-May-06
A02-16	Heat-settable Resins	Pending	Hexcel Corporation (DEL)	Martin	European Patent Office	42556209	16-Sep-04
A02-16	Heat-settable Resin Composition	Pending	Hexcel Corporation (DEL)	Martin	Japan	2004276651	24-Sep-04
A02-02	Tubular honeycomb articles for use in energy absorption	Issued	Hexcel Corporation	Banyas	United States of America	10154664	22-May-02	6877774	12-Apr-05
A02-01	Energy absorbing composite tube	Issued	Hexcel Corporation	Thayer	United States of America	10159653	31-May-02	6601886	5-Aug-03
A01-13	Chromate free coating for aluminum honeycomb	Issued	Hexcel Corporation	Wang	United States of America	10062827	31-Jan-02	6686057	3-Feb-04
A01-11	Stretch breaking of fibers	Issued	Hexcel Corporation	Hansen	United States of America	10022129	12-Dec-01	6477740	12-Nov-02
A01-11	Process for stretch breaking carbon fiber in an aqueous medium	Issued	Hexcel Corporation	Hansen	Spain	22579866	20-Nov-02	1319740	11-Jan-06
A01-11	Process for stretch breaking carbon fiber in an aqueous medium	Issued	Hexcel Corporation	Hansen	France	22579866	20-Nov-02	1319740	11-Jan-06
A01-11	Process for stretch breaking carbon fiber in an aqueous medium	Issued	Hexcel Corporation	Hansen	United Kingdom	22579866	20-Nov-02	1319740	11-Jan-06
A01-11	Process for stretch breaking carbon fiber in an aqueous medium	Issued	Hexcel Corporation	Hansen	Germany	22579866	20-Nov-02	60208643.4	11-Jan-06
A01-11	Process for stretch breaking carbon fiber in an aqueous medium	Issued	Hexcel Corporation	Hansen	Italy	22579866	20-Nov-02	1319740	11-Jan-06
A00-19-1	Room temperature stable epoxy prepreg	Issued	Hexcel Corporation	Cawse	United States of America	10243077	12-Sep-02	6787237	7-Sep-04
A00-18	Friction lining for clutches	Pending	Hexcel Corporation & Miba	Spaun	European Patent Office	9846056	13-Dec-00
A00-18	Friction lining for clutches	Pending	Hexcel Corporation & Miba	Spaun	Austria	A209099	13-Dec-99
A00-18	Friction lining for wet running	Issued	Hexcel Corporation & Miba	Spaun	United States of America	10149638	13-Dec-00	6811820	2-Nov-04
A00-08	Forming process for cellulose paper honeycomb (HRH 86)	Pending	Hexcel Corporation	Hookham	European Patent Office	13084595	3-Oct-01

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
A00-08	Forming process for cellulose paper honeycomb products (HRH 86)	Issued	Hexcel Corporation (DEL)	Hookham	United States of America	9970740	3-Oct-01	6596124	22-Jul-03
99-23	Solventless node adhesive for honeycomb	Issued	Hexcel Corporation	Caldwell	United States of America	9549506	14-Apr-00	6451406	17-Sep-02
99-22	Carbon fiber sheet materials and methods of making and using the same	Issued	Hexcel Corporation (DEL)	Brown	United States of America	9730283	5-Dec-00	6503856	7-Jan-03
99-13-2-1	Adhesive Prepreg Face Sheets for Sandwich Panels	Pending	Hexcel Corporation	Zhou	Japan	2006153127	1-Jun-06
99-13-2	Adhesive Prepreg Face Sheets for Sandwich Panels	Issued	Hexcel Corporation	Zhou	Japan	2002568654	14-Nov-01	4175894	29-Aug-08
99-13-2	Adhesive Prepreg Face Sheets for Sandwich Panels	Issued	Hexcel Corporation	Zhou	Australia	2002228697	14-Nov-01	2002228697	15-Jun-06
99-13-2	Adhesive Prepreg Face Sheets for Sandwich Panels	Pending	Hexcel Corporation	Zhou	Canada	2439361	14-Nov-01
99-13-1	Self-Adhesive Prepreg Face Sheet for Sandwich Panels	Issued	Hexcel Corporation	Zhou	United States of America	9795177	27-Feb-01	6508910	21-Jan-03
99-13-1	Self-Adhesive Prepreg and Articles made Therefrom	Issued	Hexcel Corporation	Zhou	Austria	19354117	11-May-01	1303570	21-Mar-07
99-13-1	Self-Adhesive Prepreg and Articles made Therefrom	Issued	Hexcel Corporation	Zhou	Germany	19354117	11-May-01	60127411.3	21-Mar-07
99-13-1	Self-Adhesive Prepreg and Articles made Therefrom	Issued	Hexcel Corporation	Zhou	Spain	19354117	11-May-01	1303570	21-Mar-07
99-13-1	Self-Adhesive Prepreg and Articles made Therefrom	Issued	Hexcel Corporation	Zhou	France	19354117	11-May-01	1303570	21-Mar-07
99-13-1	Self-Adhesive Prepreg and Articles made Therefrom	Issued	Hexcel Corporation	Zhou	United Kingdom	19354117	11-May-01	1303570	21-Mar-07
99-13-1	Self-Adhesive Prepreg and Articles made Therefrom	Issued	Hexcel Corporation	Zhou	Italy	19354117	11-May-01	1303570	21-Mar-07
99-13	Self-Adhesive Prepreg and Articles made Therefrom	Issued	Hexcel Corporation	Zhou	United States of America	9573760	18-May-00	6440257	27-Aug-02
99-11	Low-smoke producing resin for use in honeycomb sandwich panels	Issued	Hexcel Corporation	Wang	United States of America	9930071	14-Aug-01	6605685	12-Aug-03
99-08	Reactive resin sheet materials	Issued	Hexcel Corporation (DEL)	Steele	Austria	993059997	28-Jul-99	1072634	16-Mar-05
99-08	Reactive resin sheet materials	Issued	Hexcel Corporation (DEL)	Steele	Germany	993059997	28-Jul-99	69924244.4	16-Mar-05
99-08	Reactive resin sheet materials	Issued	Hexcel Corporation (DEL)	Steele	Spain	993059997	28-Jul-99	2237042	16-Mar-05

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
99-08	Reactive resin sheet materials	Issued	Hexcel Corporation (DEL)	Steele	France	993059997	28-Jul-99	1072634	16-Mar-05
99-08	Reactive resin sheet materials	Issued	Hexcel Corporation (DEL)	Steele	United Kingdom	993059997	28-Jul-99	1072634	16-Mar-05
99-08	Reactive resin sheet materials	Issued	Hexcel Corporation (DEL)	Steele	Italy	993059997	28-Jul-99	1072634	16-Mar-05
99-04	Honeycomb core with controlled crush properties	Issued	Hexcel Corporation	Bitzer	Germany	3041746	17-May-00	60015428.9	3-Nov-04
99-04	Honeycomb core with controlled crush properties	Issued	Hexcel Corporation	Bitzer	United Kingdom	3041746	17-May-00	1054183	3-Nov-04
99-04	Honeycomb core with controlled crush properties	Issued	Hexcel Corporation	Bitzer	Luxembourg	3041746	17-May-00	1054183	3-Nov-04
99-04	Honeycomb core with controlled crush properties	Issued	Hexcel Corporation	Bitzer	United States of America	9314600	19-May-99	6245408	12-Jun-01
98-30-3	Core-crush resistant fabric and prepreg for fiber reinforced composite sandwich structures	Issued	Hexcel Corporation (DEL)	Hsiao	Germany	11305638	20-Mar-00	60024099.1	16-Nov-05
98-30-3	Core-crush resistant fabric and prepreg for fiber reinforced composite sandwich structures	Issued	Hexcel Corporation (DEL)	Hsiao	Spain	11305638	20-Mar-00	1205507	16-Nov-05
98-30-3	Core-crush resistant fabric and prepreg for fiber reinforced composite sandwich structures	Issued	Hexcel Corporation (DEL)	Hsiao	France	11305638	20-Mar-00	1205507	16-Nov-05
98-30-3	Core-crush resistant fabric and prepreg for fiber reinforced composite sandwich structures	Issued	Hexcel Corporation (DEL)	Hsiao	United Kingdom	11305638	20-Mar-00	1205507	16-Nov-05
98-30-3	Core-crush resistant fabric and prepreg for fiber reinforced composite sandwich structures	Issued	Hexcel Corporation (DEL)	Hsiao	Italy	11305638	20-Mar-00	1205507	16-Nov-05
98-30-2	Fabric-based prepreg materials for suppressing core crush during sandwich structure fabrication	Issued	Hexcel Corporation (DEL)	Hsiao	United States of America	9876310	7-Jun-01	6663737	16-Dec-03
98-30-1	Fabric-based prepreg materials for suppressing core crush during sandwich structure fabrication	Issued	Hexcel Corporation (DEL)	Hsiao	United States of America	9726940	30-Nov-00	6475596	5-Nov-02
98-30	Core crush resistant fabric and prepreg for fiber reinforced composite sandwich	Issued	Hexcel Corporation	Hsiao	United States of America	9273637	23-Mar-99	6261675	17-Jul-01

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
98-30	Fabric-based prepreg materials for suppressing core crush during sandwich structure fabrication	Issued	Hexcel Corporation (DEL)	Hsiao	Australia	2245700	22-Mar-00	767220	6-Nov-03
98-30	Core-crush resistant fabric and prepreg for fiber reinforced composite sandwich structures	Issued	Hexcel Corporation (DEL)	Hsiao	Germany	3022423	20-Mar-00	60013018.5	18-Aug-04
98-30	Core-crush resistant fabric and prepreg for fiber reinforced composite sandwich structures	Issued	Hexcel Corporation (DEL)	Hsiao	Spain	3022423	20-Mar-00	1046666	18-Aug-04
98-30	Core-crush resistant fabric and prepreg for fiber reinforced composite sandwich structures	Issued	Hexcel Corporation (DEL)	Hsiao	France	3022423	20-Mar-00	1046666	18-Aug-04
98-30	Core-crush resistant fabric and prepreg for fiber reinforced composite sandwich structures	Issued	Hexcel Corporation (DEL)	Hsiao	United Kingdom	3022423	20-Mar-00	1046666	18-Aug-04
98-30	Core-crush resistant fabric and prepreg for fiber reinforced composite sandwich structures	Issued	Hexcel Corporation (DEL)	Hsiao	Italy	3022423	20-Mar-00	1046666	18-Aug-04
98-25-1	Fire Resistant Composite Panel	Issued	Hexcel Corporation	Blair	United States of America	9582460	26-Jun-00	6511730	28-Jan-03
98-20	Flame retarded glassine paper honeycomb core	Issued	Hexcel Corporation	Cawse	Germany	993008093	3-Feb-99	69908709	11-Jun-03
98-20	Flame retarded glassine paper honeycomb core	Issued	Hexcel Corporation	Cawse	France	993008093	3-Feb-99	967070	11-Jun-03
98-20	Flame retarded glassine paper honeycomb core	Issued	Hexcel Corporation	Cawse	United Kingdom	993008093	3-Feb-99	967070	11-Jun-03
98-20	Flame retarded glassine paper honeycomb core	Issued	Hexcel Corporation	Cawse	Italy	993008093	3-Feb-99	967070	11-Jun-03
98-20	Flame retarded glassine paper honeycomb core	Issued	Hexcel Corporation	Cawse	Luxembourg	993008093	3-Feb-99	967070	11-Jun-03
98-20	Flame retarded glassine paper honeycomb core	Issued	Hexcel Corporation	Cawse	United States of America	9312134	14-May-99	6194477	27-Feb-01
98-20	Flame retarded glassine paper honeycomb core	Issued	Hexcel Corporation	Khan	Japan	16570099	11-Jun-99	3520223	6-Feb-04
98-14	Formable heavy density honeycomb	Issued	Hexcel Corporation	Miller	United States of America	9241046	1-Feb-99	6197402	6-Mar-01
98-13-1	Non-toxic reinforcement of structures in high moisture environments	Issued	Hexcel Corporation	Neuner	United States of America	9486203	23-Feb-00	6363681	2-Apr-02

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
98-11	Fibre laminates (Thin skin patent)	Issued	Hexcel Corporation		Spain	993023365	25-Mar-99	949369	6-Nov-02
98-11	Fibre laminates (Thin skin patent)	Issued	Hexcel Corporation		United Kingdom	993023365	25-Mar-99	949369	6-Nov-02
98-11	Fibre laminates (Thin skin patent)	Issued	Hexcel Corporation	Steele	Germany	993023365	25-Mar-99	69903765.4	6-Nov-02
98-11	Fibre laminates (Thin skin patent)	Issued	Hexcel Corporation	Steele	France	993023365	25-Mar-99	949369	6-Nov-02
98-11	Fibre laminates (Thin skin patent)	Issued	Hexcel Corporation	Steele	Sweden	993023365	25-Mar-99	949369	6-Nov-02
98-11	Fibre laminates (Thin skin patent)	Issued	Hexcel Corporation	Steele	Italy	993023365	25-Mar-99	949369	6-Nov-02
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Austria	90308801	9-Aug-90	412827	17-Dec-97
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Belgium	90308801	9-Aug-90	412827	17-Dec-97
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Switzerland	90308801	9-Aug-90	412827	17-Dec-97
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Germany	90308801	9-Aug-90	69031819.7	17-Dec-97
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Spain	90308801	9-Aug-90	412827	17-Dec-97

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	France	90308801	9-Aug-90	412827	17-Dec-97
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	United Kingdom	90308801	9-Aug-90	412827	17-Dec-97
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Italy	90308801	9-Aug-90	412827	17-Dec-97
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Luxembourg	90308801	9-Aug-90	412827	17-Dec-97
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Netherlands	90308801	9-Aug-90	412827	17-Dec-97
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Sweden	90308801	9-Aug-90	412827	17-Dec-97
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	United States of America	8055392	3-May-93	5374694	20-Dec-94
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Canada	2022290	9-Aug-90	2022290	16-Oct-01

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Australia	5996990	30-Jul-90	630213	12-Feb-93
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Japan	20830190	9-Aug-90	2886636	19-Feb-99
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Republic of Korea	1218890	9-Aug-90	164607	14-Sep-98
98-05	Curable blends of cyanate esters and polyarylsulphones [Fiberite Satellite bus acquisition] [Undivided one-half interest from ICI]	Issued	ICI and Hexcel Corporation (DEL)	MacKenzie	Mexico	21924	9-Aug-90	170851	20-Sep-93
98-04-2	Siloxane and phosphazene modified cyanate resin compositions [Fiberite Satellite business acquisition]	Issued	Hexcel Corporation (DEL)	Arnold	United States of America	08/386713	9-Feb-95	5539041	23-Jul-96
98-04	Inorganic Oxide Modified Cyanate Resin Bodies	Issued	Hexcel Corporation (DEL)	Arnold	France	923053391	11-Jun-92	518654	16-Aug-00
98-04	Inorganic Oxide Modified Cyanate Resin Bodies	Issued	Hexcel Corporation (DEL)	Arnold	United Kingdom	923053391	11-Jun-92	518654	16-Aug-00
98-04	Inorganic Oxide Modified Cyanate Resin Bodies	Issued	Hexcel Corporation (DEL)	Arnold	Italy	923053391	11-Jun-92	518654	16-Aug-00
98-01	Vented Flexcore	Issued	Hexcel Corporation	Hull	United States of America	09/074263	7-May-98	6003283	21-Dec-99
97-30-1	Honeycomb crash pad	Issued	Hexcel Corporation	Nusser	United States of America	09/677903	3-Oct-00	6318755	20-Nov-01
97-26	Low temperature latent curing agents for epoxy resins (European Appl priority)	Issued	Hexcel Corporation	Cawse	Austria	973077936	2-Oct-97	E 198212	20-Dec-00
97-26	Low temperature latent curing agents for epoxy resins (European Appl priority)	Issued	Hexcel Corporation	Cawse	Germany	973077936	2-Oct-97	69703739.8	20-Dec-00

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
97-26	Low temperature latent curing agents for epoxy resins (European Appl priority)	Issued	Hexcel Corporation	Cawse	Spain	973077936	2-Oct-97	2154013	20-Dec-00
97-26	Low temperature latent curing agents for epoxy resins (European Appl priority)	Issued	Hexcel Corporation	Cawse	France	973077936	2-Oct-97	906927	20-Dec-00
97-26	Low temperature latent curing agents for epoxy resins (European Appl priority)	Issued	Hexcel Corporation	Cawse	United Kingdom	973077936	2-Oct-97	906927	20-Dec-00
97-26	Low temperature latent curing agents for epoxy resins (European Appl priority)	Issued	Hexcel Corporation	Cawse	Italy	973077936	2-Oct-97	906927	20-Dec-00
97-26	Low temperature latent curing agents for epoxy resins (European Appl priority)	Issued	Hexcel Corporation	Cawse	United States of America	9162074	28-Sep-98	6107437	22-Aug-00
97-26	Low temperature latent curing agents for epoxy resins (European Appl priority)	Issued	Hexcel Corporation	Whiter	Japan	28000998	1-Oct-98	3469101	5-Sep-03
96-79	Spinning Apparatus Having a Tubular Elastomeric Flow Control Valve Body	Issued	Hexcel Corporation (DEL)	Nakajima	United States of America	7965784	23-Oct-92	5299926	5-Apr-94
96-70-1	Process of Thermally Stabilizing Pan Fibers	Issued	Hexcel Corporation (DEL)	Schimpf	United States of America	7908720	7-May-92	5256344	26-Oct-93
96-68-1	Carbon fibres	Issued	Hexcel Corporation	Schimpf	United States of America	07/675776	27-Mar-91	5098688	24-Mar-92
96-63-2	Damage Tolerant Composites Containing Infusible Particles	Issued	Hercules Inc.	Gawin	Canada	616092	14-Jun-91	1326176	18-Jan-94
96-63-1	Damage Tolerant Composites Containing Infusible Particles	Issued	Hercules Inc.	Gawin	Canada	616093	12-Oct-90	1322948	12-Oct-93
96-63-1	Damage Tolerant Composites Containing Infusible Particles	Issued	Hexcel Corporation (DEL)	Gawin	United States of America	8338520	3-Apr-89	4999238	12-Mar-91
96-63	Damage Tolerant Composites Containing Infusible Particles	Issued	Hercules Inc.	Gawin	Canada	540492	25-Jun-87	1300783	12-May-92
96-57	Honeycomb Dip Resin	Issued	Hexcel Corporation	Wang	United States of America	9300110	27-Apr-99	6153687	28-Nov-00
96-55	Thermoformable Honeycomb Structures	Issued	Hexcel Corporation	Wang	United States of America	9299868	27-Apr-99	6245407	12-Jun-01
96-55	Thermoformable honeycomb structures and dip resins	Issued	Hexcel Corporation	Wang	France	3025236	28-Mar-00	1048446	25-Mar-09

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
96-55	Thermoformable honeycomb structures and dip resins	Issued	Hexcel Corporation	Wang	Germany	3025236	28-Mar-00	60041847.2-08	25-Mar-09
96-55	Thermoformable honeycomb structures and dip resins	Issued	Hexcel Corporation	Wang	Luxembourg	3025236	28-Mar-00	1048446	25-Mar-09
96-55	Thermoformable honeycomb structures and dip resins	Issued	Hexcel Corporation	Wang	United Kingdom	3025236	28-Mar-00	1048446	25-Mar-09
96-48-1	Finishing Oil for Precursor for High Performance Carbon Fibers and Precursor	Issued	Hexcel Corporation (DEL)	Maruyama	United States of America	8715098	17-Sep-96	5726241	10-Mar-98
96-46-1	Method of Manufacturing Carbon Fiber Using Preliminary Stretch	Issued	Hexcel Corporation (DEL)	Paul, Jr.	United States of America	7366393	15-Jun-89	5066433	19-Nov-91
96-30-1	Fibre Reinforced Resin Composite Products	Issued	Hexcel Corporation	Green	United States of America	9609959	25-Jul-00	6242090	5-Jun-01
96-30	Fibre Reinforced Resin Composite Products	Issued	Hexcel Corporation	Cook	Germany	933057085	20-Jul-93	69322329.4	2-Dec-98
96-30	Fibre Reinforced Resin Composite Products	Issued	Hexcel Corporation	Cook	Spain	933057085	20-Jul-93	583090	2-Dec-98
96-30	Fibre Reinforced Resin Composite Products	Issued	Hexcel Corporation	Cook	Italy	933057085	20-Jul-93	583090	2-Dec-98
96-30	Fibre Reinforced Resin Composite Products	Issued	Hexcel Corporation	Cook	France	933057085	20-Jul-93	583090	2-Dec-98
96-30	Fibre Reinforced Resin Composite Products	Issued	Hexcel Corporation	Cook	United Kingdom	933057085	20-Jul-93	583090	2-Dec-98
96-30	Fibre Reinforced Resin Composite Products	Issued	Hexcel Corporation	Green	United States of America	8097140	26-Jul-93	6133167	17-Oct-00
96-29-1	An Environmentally Safer Process of Manufacturing Honeycomb Products for Use In Composite Materials Using a Water-Based Phenolic Thermosetting Resin	Issued	Hexcel Corporation	Heitkamp	United States of America	8573766	18-Dec-95	5711992	27-Jan-98
96-29	Environmentally safer process of manufacturing honeycomb products for use in composite materials using a water-based phenolic thermosetting resin	Issued	Hexcel Corporation	Iler	Germany	958101651	13-Mar-95	69511747.5	23-Mar-00

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
96-29	Environmentally safer process of manufacturing honeycomb products for use in composite materials using a water-based phenolic thermosetting resin	Issued	Hexcel Corporation	Iler	United Kingdom	958101651	13-Mar-95	673982	1-Sep-99
96-29	Environmentally safer process of manufacturing honeycomb products for use in composite materials using a water-based phenolic thermosetting resin	Issued	Hexcel Corporation	Iler	Luxembourg	958101651	13-Mar-95	673982	1-Sep-99
96-27-1	Hybrid Honeycomb Sandwich Panel	Issued	Hexcel Corporation	Tsotsis	United States of America	8210393	18-Mar-94	5460865	24-Oct-95
96-13	Particulate Reinforcement for Honeycomb Core Materials	Issued	Hexcel Corporation	Cawse	Germany	963053475	22-Jul-96	69610830.5	2-Nov-00
96-13	Particulate Reinforcement for Honeycomb Core Materials	Issued	Hexcel Corporation	Cawse	Luxembourg	963053475	22-Jul-96	820858	2-Nov-00
96-13	Particulate Reinforcement for Honeycomb Core Materials	Issued	Hexcel Corporation	Cawse	United States of America	8897198	21-Jul-97	6117518	12-Sep-00
93-25	Method for creating a bond enhancement layer for thermoplastic urethane panels	Issued	Hexcel Corporation	Harris	United States of America	8609033	29-Feb-96	6099680	8-Aug-00
93-10	Fiber Reinforced Polyimide Honeycomb for High Temperature Applications	Issued	Hexcel Corporation	Buyny	United States of America	8261377	17-Jun-94	5514444	7-May-96
93-08	High Thermal Conductivity Non-Metallic Honeycomb With Optimum Pitch Fiber Angle	Issued	Hexcel Corporation	Darfler	United States of America	8136958	14-Oct-93	5470633	28-Nov-95
93-07	High Thermal Conductivity Non-Metallic Honeycomb With Laminar Cell Walls	Issued	Hexcel Corporation	Darfler	United States of America	8136957	14-Oct-93	5466507	14-Nov-95
93-06	High Thermal Conductivity Triaxial Non-Metallic Honeycomb	Issued	Hexcel Corporation	Darfler	United States of America	8139309	19-Oct-93	5527584	18-Jun-96
92-25	Co-Corrugation Process for Thermally Conductive Honeycomb	Issued	Hexcel Corporation	Darfler	Germany	959154634	31-Mar-95	69532193.5	26-Nov-03
92-25	Co-Corrugation Process for Thermally Conductive Honeycomb	Issued	Hexcel Corporation	Darfler	United Kingdom	959154634	31-Mar-95	754121	26-Nov-03
92-25	Co-Corrugation Process for Thermally Conductive Honeycomb	Issued	Hexcel Corporation	Darfler	United States of America	8221833	1-Apr-94	5498462	12-Mar-96

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
92-25	Co-Corrugation Process for Thermally Conductive Honeycomb	Issued	Hexcel Corporation	Darfler	Japan	52583595	31-Mar-95	2863636	11-Dec-98
92-13	Continuous Process for the Preparation of Unitary Thermoplastic Honeycomb Containing Areas with Different Physical Properties	Issued	Hexcel Corporation	Fell	United States of America	7620958	3-Dec-90	5217556	8-Jun-93
92-11	Continuous Process for the Preparation of Thermoplastic Honeycomb	Issued	Hexcel Corporation	Fell	United States of America	7531184	31-May-90	5139596	18-Aug-92
92-01	High Thermal Conductivity Non Metallic Honeycomb	Issued	Hexcel Corporation	Corden	Germany	939035184	20-Jan-93	69325718	21-Jul-99
92-01	High Thermal Conductivity Non Metallic Honeycomb	Issued	Hexcel Corporation	Corden	France	939035184	20-Jan-93	670776	21-Jul-99
92-01	High Thermal Conductivity Non Metallic Honeycomb	Issued	Hexcel Corporation	Corden	United Kingdom	939035184	20-Jan-93	670776	21-Jul-99
92-01	High Thermal Conductivity Non Metallic Honeycomb	Issued	Hexcel Corporation	Corden	Italy	939035184	20-Jan-93	670776	21-Jul-99
92-01	High Thermal Conductivity Non Metallic Honeycomb	Issued	Hexcel Corporation	Corden	Luxembourg	939035184	20-Jan-93	670776	21-Jul-99
92-01	High Thermal Conductivity Non Metallic Honeycomb	Issued	Hexcel Corporation	Corden	United States of America	7853957	19-Mar-92	5288537	22-Feb-94
92-01	High Thermal Conductivity Non Metallic Honeycomb	Issued	Hexcel Corporation	Corden	Japan	51652193	20-Jan-93	2935569	4-Jun-99
90-21-3	Method and Apparatus for Making Thermally Fused Thermoplastic Honeycomb Structures	Issued	Hexcel Corporation	Dixon	United States of America	8448136	23-May-95	5571369	5-Nov-96
90-21-2	Thermally fused thermoplastic honeycomb structures	Issued	Hexcel Corporation	Dixon	United States of America	8447622	23-May-95	5635273	3-Jun-97
90-21-1	Method For Making Thermally Fused Thermoplastic Honeycomb Structure (As Amended)	Issued	Hexcel Corporation	Dixon	United States of America	8105763	11-Aug-93	5421935	6-Jun-95
90-19	Resin Systems of Improved Toughness and High Temperature Performance and MethodTherefor (F655-2 Resin)	Issued	Hexcel Corporation	Olesen	United States of America	7744562	13-Aug-91	5278224	11-Jan-94

FILE NBR	TITLE	STATUS	OWNER	INVENTOR	COUNTRY	SERIAL NBR	FILING DATE	PATENT NBR	ISSUE DATE
89-23	Composite Material with Shrinkage Barrier	Issued	Hexcel Corporation	Isley	United States of America	7922629	30-Jul-92	5391425	21-Feb-95
89-21-1	Honeycomb of Fabric-Reinforced Polymer and Methods of Preparation	Issued	Hexcel Corporation	Meyers	United States of America	7667909	12-Mar-91	5260117	9-Nov-93
89-09	Densified Polyethersulfone	Issued	Hexcel Corporation	Ghali	United States of America	7377116	7-Jul-89	4945154	31-Jul-90
89-09	Densified Polyethersulfone	Issued	Hexcel Corporation	Hedges	Germany	909114282	5-Jul-90	69030087.5	5-Mar-97
89-09	Densified Polyethersulfone	Issued	Hexcel Corporation	Hedges	France	909114282	5-Jul-90	481004	5-Mar-97
89-09	Densified Polyethersulfone	Issued	Hexcel Corporation	Hedges	United Kingdom	909114282	5-Jul-90	481004	5-Mar-97
89-09	Densified Polyethersulfone	Issued	Hexcel Corporation	Hedges	Spain	909114282	5-Jul-90	481004	5-Mar-97
88-25	Toughened Bismaleimide Resins Systems for Composite Applications	Issued	Hexcel Corporation	Buyny	United States of America	7312016	16-Feb-89	5248711	28-Sep-93
88-25	Toughened Bismaleimide Resins Systems for Composite Applications	Issued	Hexcel Corporation	Olesen	Japan	2504597	12-Feb-90	2140272	19-Feb-99
88-25	Toughened Bismaleimide Resins Systems for Composite Applications	Issued	Hexcel Corporation	Olesen	Germany	909045155	12-Feb-90	69032638.6	28-Jan-99
88-25	Toughened Bismaleimide Resins Systems for Composite Applications	Issued	Hexcel Corporation	Olesen	Italy	909045155	12-Feb-90	412153	9-Sep-98
88-25	Toughened Bismaleimide Resins Systems for Composite Applications	Issued	Hexcel Corporation	Olesen	France	909045155	12-Feb-90	412153	9-Sep-98
88-25	Toughened Bismaleimide Resins Systems for Composite Applications	Issued	Hexcel Corporation	Olesen	United Kingdom	909045155	12-Feb-90	412153	9-Sep-98
88-18	Multi-layer Honeycomb Structure	Issued	Hexcel Corporation	Turner	United States of America	7363255	7-Jun-89	5106668	21-Apr-92

SCHEDULE 10
TO
SECURITY AGREEMENT

HEXCEL CORPORATION — COPYRIGHT REGISTRATIONS

PRODUCT	TITLE OF WORK	NATURE OF WORK	RENEWAL/ REG NO.	ORIGINAL REG. NO.	ORIGINAL COPYRIGHT CLAIMANT	EFF DATE RENEWAL/REG	DATE OF EXPIRATION
HONEYCOMB	ALUMINUM HONEYCOMB IN TOOLING APPLICATIONS	Technical Service Bulletin #116 Renewal/Entire Work	RE 544 942	A 716963	Hexcel Products Inc.	09/13/1991	11/15/2038
HONEYCOMB	APPLICATION OF HONEYCOMB IN ADVANCED ROCKET MOTOR DESIGN	R&D Technical Report #202 Renewal/Entire Work	RE 602 064	A 689277	Hexcel Products Inc.	12/15/1992	12/31/2039
HONEYCOMB	ASTROWELD DIFFUSION BONDED HONEYCOMB	R&D Tech Report 201. Renewal/Editorial rev. with add’l new matter	RE 602 508	A 689276	Hexcel Products Inc.	12/15/1992	12/31/2039
HONEYCOMB	CARVING AND FORMING HONEYCOMB MATERIALS	Technical Service Bulletin #117 Renewal/Entire Work	RE 532 393	A 667147	Hexcel Products Inc.	11/07/1990	07/01/2037
HONEYCOMB	CROSS-CORE	Data Sheet 2900 Renewal/Entire Work	RE 544 964	A 678318	Hexcel Products Inc.	09/13/1991	12/01/2038
HONEYCOMB	DESIGN CURVES FOR THE PRELIMINARY SELECTION OF HONEYCOMB SANDWICH STRUCT	Technical Service Bulletin #121 Renewal/Entire Work	RE 602 069	A 737733	Hexcel Products Inc.	12/15/1992	12/31/2039
HONEYCOMB	DESIGN DATA FOR THE PRELIMINARY SELECTION OF HONEYCOMB ENERGY ABSORPTION SYSTEMS	Technical Service Bulletin #122 Renewal/Entire Work	RE 602 068	A 737523	Hexcel Products Inc.	12/15/1992	12/31/2039

PRODUCT	TITLE OF WORK	NATURE OF WORK	RENEWAL/ REG NO.	ORIGINAL REG. NO.	ORIGINAL COPYRIGHT CLAIMANT	EFF DATE RENEWAL/REG	DATE OF EXPIRATION
HONEYCOMB	DESIGN DATA FOR THE PRELIMINARY SELECTION OF HONEYCOMB ENERGY ABSORPTION SYSTEMS (Supplement)	Technical Service Bulletin #122 Supplement	RE 636 377	A 762229	Hexcel Products Inc.	11/09/1993	12/31/2040
HONEYCOMB	FLEX-CORE	Data Sheet 2700 Renewal/Entire Work	RE 602 066	A 716598	Hexcel Products Inc.	12/15/1992	12/31/2039
HONEYCOMB	HEXCEL HONEYCOMB	Bulletin/Brochure Renewal/Entire Work	RE 602 126	A 678319	Hexcel Products Inc.	12/15/1992	12/31/2039
HONEYCOMB	HEXCEL HONEYCOMB	Honeycomb Material Renewal/Entire Work	RE 532 395	KK 170344	Hexcel Products Inc.	11/07/1990	08/31/2037
HONEYCOMB	HEXCEL HONEYCOMB DESIGN CALCULATOR	Calculator/Flexural Rigidity (D) requirements	RE 636 376	A 749136	Hexcel Products Inc.	11/09/1993	12/31/2040
HONEYCOMB	HEXCEL “MYLAR” HONEYCOMB	Data Sheet 3500 Renewal/Entire Work	RE 544 963	A 667146	Hexcel Products Inc.	09/13/1991	11/15/2038
HONEYCOMB	HEXCEL PRODUCTS	Brochure Renewal/Entire Work	RE 532 394	A 576810	Hexcel Products Inc.	11/07/1990	04/27/2037
HONEYCOMB	HEXCELITE 840 NODE ADHESIVE	Data Sheet	RE 636 378	A 771428	Hexcel Products Inc.	11/09/1993	12/31/2040
HONEYCOMB	HONEYCOMB SANDWICH CARGO CONTAINERS - design notes	Brochure	RE 670 617	A 885401	Hexcel Products Inc.	12/09/1966	12/31/2040

PRODUCT	TITLE OF WORK	NATURE OF WORK	RENEWAL/ REG NO.	ORIGINAL REG. NO.	ORIGINAL COPYRIGHT CLAIMANT	EFF DATE RENEWAL/REG	DATE OF EXPIRATION
HONEYCOMB	HONEYCOMB SANDWICH DESIGN	Brochure “E” Renewal/Entire Work	RE 602 065	A 700985	Hexcel Products Inc.	12/15/1992	12/31/2039
HONEYCOMB	MECHANICAL PROPERTIES OF HEXCEL HONEYCOMB MATERIALS	Technical Service Bulletin #120 Renewal/Entire Work	RE 602 127	A 678321	Hexcel Products Inc.	12/15/1992	12/31/2039
HONEYCOMB	MECHANICAL PROPERTIES OF HEXCEL HONEYCOMB MATERIALS	Technical Service Bulletin #120 - 2nd Revision 1/1/66	RE 670 618	A 830328	Hexcel Products Inc.	04/11/1966	12/31/2040
HONEYCOMB	RADIO FREQUENCY SHIELDING PROPERTIES OF HEXCEL METALLIC HONEYCOMB	TSB #113 Renewal/Layout rev. and add’l text matter	RE 602 067	A 716599	Hexcel Products Inc.	12/15/1992	12/31/2039
HONEYCOMB	TUBE-CORE	Data Sheet 2800	RE 544 965	A 678320	Hexcel Products Inc.	09/13/1991	12/31/2038

SCHEDULE 11
TO
SECURITY AGREEMENT

Deposit Accounts, Securities Accounts, Commodity Accounts

Grantor	Depository Bank	Bank Address	Type of Account	Acct. No.
Hexcel Corporation	Bank of America, f/k/a Fleet Bank N.A.	Hartford, CT	Collection Account	[************]
Hexcel Corporation	Bank of America, f/k/a Fleet Bank N.A.	Hartford, CT	Operating Account	[************]
Hexcel Corporation	Bank of America, f/k/a Fleet Bank N.A.	Portland, ME	Payroll Account	[************]
Hexcel Corporation	Bank of America, f/k/a Fleet Bank N.A.	Portland, ME	Accounts Payable	[************]
Hexcel Corporation	Bank of America, f/k/a Fleet Bank N.A.	Portland, ME	Accounts Payable	[************]
Hexcel Corporation	Banc of America Securities LLC	Boston, MA	Securities	[************](2)
Hexcel Corporation	Banc of America Securities LLC	Boston, MA	Securities	[************]
Hexcel Corporation	HSBC	New York, NY	Operating	[************]

(2) Company is in the process of closing this account.

SCHEDULE 12
TO
SECURITY AGREEMENT

Chattel Paper

Consignment agreements and similar arrangements entered into in the ordinary course of business.

SCHEDULE 13
TO
SECURITY AGREEMENT

Letter-of-Credit Rights

NONE

SCHEDULE 14
TO
SECURITY AGREEMENT

HEXCEL IP PATENT PORTFOLIO

(Restricted Patents Co-Owned By Hexcel and a Third Party)

United States Patent No. 5849375

Germany Patent No. 69619142.3

France Patent No. 0921848

United States Patent No. 5780126

France Patent No. 0835355

Italy Patent No. 0835355

Singapore Patent App. No. 9706079.2

United States Patent No. 5657595

United States Patent No. 5357727

United States Patent No. 5925579

United States Patent No. 5649398

United States Patent No. 5607527

Canada Patent No. 2129437

Mexico Patent No. 181704

United States Patent No. 5218810

United States Patent No. 6219991